          As filed with the Securities and Exchange Commission on April 30, 2002

                                                     1933 Act File No. 002-87336
                                                      1940 Act File No. 811-3883

 ------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]


                       POST-EFFECTIVE AMENDMENT NO. 29 [X]

                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [_]
                              AMENDMENT NO. 31 [X]

                    FLAG INVESTORS COMMUNICATIONS FUND, INC.

               (Exact Name of Registrant as Specified in Charter)

                      One South Street Baltimore, MD 21202

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 638-2596

                               Edward J. Veilleux

                      One South Street Baltimore, MD 21202

                     (Name and Address of Agent for Service)

                         Copy to: Richard W. Grant, Esq.
                           Morgan, Lewis & Bockius LLP
                               1701 Market Street

                             Philadelphia, PA 19103

 It is proposed that this filing will become effective (check appropriate box)

___ immediately upon filing pursuant to paragraph (b)

 X
---- on May 1, 2002 pursuant to paragraph (b)

___ 60 days after filing pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on __________ pursuant to paragraph (a) of Rule 485.

                    FLAG INVESTORS COMMUNICATIONS FUNDS, INC.
                       CONTENTS OF REGISTRATION STATEMENT



This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus for Class A, Class B and Class C Shares of Flag Investors Communications Fund, Inc.

Prospectus for Institutional Class of Flag Investors Communications Fund, Inc.

Statement of Additional Information for Flag Investors Communications Fund, Inc.

Part C of Form N-1A

Signature Page

Exhibits

                                                      Deutsche Asset Management


                                       [Graphic]

                                    Worldmap Cover
                                            Mutual Fund
                                                                     Prospectus

                                                                    May 1, 2002

                                                                   Class A, B
                                                                   and C Shares
Flag Investors Communications Fund


[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities
and Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or
adequacy of this prospectus. Any representation to the  [LOGO] A Member of the
contrary is a criminal offense.]                         Deutsche Bank Group /

Overview
--------------------------------------------------------------------------------
of the Communications Fund--Class A, B and C

Goal: The Fund seeks to maximize total return.

Core Strategy: The Fund will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in securities of companies in the communications field.


INVESTMENT POLICIES AND STRATEGIES
In selecting investments, the Fund's investment advisor and sub-advisor (the 'Advisors') will choose securities of companies that are engaged in the research, development, manufacture, or sale of communications services, technology, equipment, or products. The Advisors emphasize both traditional communications companies and those that engage in new information- based applications. The Advisors believe that investing in a portfolio of common stocks as well as dividend and interest-paying securities of companies in the communications field offers an attractive opportunity for maximizing total return.
--------------------------------------------------------------------------------

Communications Fund--Class A, B and C

Overview of the Communications Fund

                 Goal..................................... 3
                 Core Strategy............................ 3
                 Investment Policies and Strategies....... 3
                 Principal Risks of Investing in the Fund. 4
                 Who Should Consider Investing in the Fund 4
                 Total Returns, After Fees and Expenses... 5
                 Fees and Expenses of the Fund............ 6

A Detailed Look at the Communications Fund

               Objective....................................  8
               Strategy.....................................  8
               Principal Investments........................  8
               Investment Process...........................  8
               Risks........................................  9
               Management of the Fund.......................  9
               Calculating the Fund's Share Price........... 10
               Dividends and Distributions.................. 11
               Tax Considerations........................... 11
               How to Choose the Class That is Right for You 11
               Buying and Selling Fund Shares............... 12
               Sales Charges................................ 13
               Financial Highlights......................... 17

--------------------------------------------------------------------------------

Overview of the Communications Fund--Class A, B and C


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

..  Stocks the Fund holds could perform poorly.

..  The stock market could decline or underperform other investments.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

.. Regulatory or technological change in the communications field may affect the Fund because it concentrates its investments in communications companies. The Fund's value may fluctuate more than diversified investment portfolios.

.. Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking total return over the long term and you are willing to accept the short-term and long-term risks and uncertainties of investing in the common stocks of companies in the communications field. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking regular income and stability of principal or cannot tolerate fluctuations in the value of your investments.

This prospectus describes Flag Investors Class A Shares ('Class A Shares'), Flag Investors Class B Shares ('Class B Shares') and Flag Investors Class C Shares ('Class C Shares') of the Fund. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. (See the section entitled 'Sales Charges.') The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares from the Fund directly through the Deutsche Asset Management Service Center (the 'Service Center.') The Fund also offers another class with different fees, expenses and investment minimums.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities in the telecommunications field. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

                          Overview of the Communications Fund--Class A, B and C


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows Class A shares' actual total return for the past ten years. The table compares Class A, B and C shares' average annual total return with the Standard & Poor's 500(R) Composite Stock Index ('S&P 500(R)') over the last calendar year, the last five calendar years (if applicable), the last ten calendar years (if applicable) and since inception. The index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Class A shares. The after-tax returns for other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not an indication of how the Fund will perform in the future.
--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only reflects the Fund's taxable distributions, not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

The Standard & Poor's 500(R) Composite Stock Index is an unmanaged index that measures the performance of 500 large US companies. It is a model, not an actual portfolio.
/1/ These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
/2/ For the period from 1/31/84 through 12/31/01.
/3/ For the period from 12/31/94 through 12/31/01.
/4/ For the period from 10/31/98 through 12/31/01.



                                    [CHART]

Year-by-Year Returns
Class A Shares*
(each full calendar year for the past ten years)

 1992    1993   1994     1995    1996    1997    1998    1999     2000     2001
 ----    ----   ----    -----   -----   -----   -----   -----    -----    -----
12.45%  18.11% -6.32%   33.44%  13.46%  37.36%  85.30%  45.47%  -34.52%  -29.54%

*The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period January 1, 2002 through March 31, 2002, the year-to-date return for Class A shares was -16.58%. During the 10-year period shown in the bar chart, the highest quarterly return in any calendar quarter was 51.19% (quarter ended 12/31/98) and the lowest quarterly return in any calendar quarter was -21.96% (quarter ended 9/30/01).

Performance for the Periods Ended December 31, 2001
                                   Average Annual Total Returns
                                                       Since
                          1 Year 5 Years 10 Years  Inception
Class A Shares/1/
Return Before Taxes     (33.42)%  10.05%   11.76%    14.64 %
                                                   (1/18/84)
Return After Taxes on
 Distributions          (33.42)%   8.23%    9.72%    11.91 %
Return After Taxes on
 Distributions and Sale
 of Fund Shares         (20.35)%   8.59%    9.52%    11.62 %
S&P 500(R) (reflects no
 deduction for fees,
 expenses, or taxes)    (11.87)%  10.70%   12.94%    14.62 %/2/
---------------------------------------------------------------
Class B Shares/1/
Return Before Taxes     (33.58)%  10.20%      N/A    13.69 %
                                                    (1/3/95)
S&P 500(R) (reflects no
 deduction for fees,
 expenses, or taxes)    (11.87)%  10.70%      N/A    15.92 %/3/
---------------------------------------------------------------
Class C Shares/1/
Return Before Taxes     (30.79)%     N/A      N/A    (2.22)%
                                                  (10/28/98)
S&P 500(R) (reflects no
 deduction for fees,
 expenses, or taxes)    (11.87)%     N/A      N/A     2.69 %/4/
---------------------------------------------------------------


--------------------------------------------------------------------------------

Overview of the Communications Fund--Class A, B and C


FEES AND EXPENSES OF THE FUND

The Shareholder Fees and Annual Fund Operating Expenses tables to the right describe the fees and expenses that you may pay if you buy and hold Class A, B and C shares.
--------------------------------------------------------------------------------
/1/ Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within two years. (See the section entitled 'Sales Charges--Redemption Price.')
/2/ Contingent deferred sales charges for Class B shares decline over time and reach zero after six years. After seven years, Class B shares automatically convert to Class A shares. (See the sections entitled 'Sales Charges--Automatic Conversion of Class B Shares' and 'How to Choose the Class That is Right for You.')
/3/ You will be required to pay a contingent deferred sales charge if you redeem your Class C shares within one year after purchase. (See the section entitled 'Sales Charges--Redemption Price.')
/4/ The expense information in the table has been restated to reflect current fees and expenses.
/5/ Investment Company Capital Corp. ('ICCC'), in its capacity as Advisor and Administrator, has contractually agreed to an aggregate fee waiver equal to 0.15% of the Fund's average daily net assets. This agreement will continue until at least April 30, 2003 and may be extended.


       Shareholder Fees
       (fees paid directly from your investment)
                                      Class A     Class B     Class C
                                       Shares      Shares      Shares
                                      Initial    Deferred    Deferred
                                        Sales       Sales       Sales
                                       Charge      Charge      Charge
       Maximum Sales Charge (Load)
        Imposed on Purchases (as a
        percentage of offering price)   5.50%/1/     None        None
       -----------------------------------------------------------------
       Maximum Deferred Sales
        Charge (Load) (as a
        percentage of original
        purchase price or redemption
        proceeds, whichever is lower)   1.00%/1/    5.00%/2/    1.00%/3/
       -----------------------------------------------------------------


              Annual Fund Operating Expenses
              (expenses paid from Fund assets)
                                            Percentage of Average
                                                 Daily Net Assets
                                          Class A Class B Class C
              Management Fees/4/           0.82 %  0.82 %  0.82 %
              ---------------------------------------------------
              Distribution and/or Service
               (12b-1) Fees                0.25 %  0.75 %  0.75 %
              ---------------------------------------------------
              Other Expenses (including
               a 0.25% shareholder
               servicing fee for Class B
               and Class C shares)/4/      0.38 %  0.63 %  0.63 %
              ---------------------------------------------------
              Total Annual Fund Operating
               Expenses (before fee
               waivers and/or expense
               reimbursements)             1.45 %  2.20 %  2.20 %
              ---------------------------------------------------
              Less: Fee Waivers and/or
               Expense Reimbursements/5/  (0.15)% (0.15)% (0.15)%
              ---------------------------------------------------
              Net Annual Fund Operating
               Expenses (after fee
               waivers and/or expense
               reimbursements)             1.30 %  2.05 %  2.05 %
              ---------------------------------------------------



--------------------------------------------------------------------------------

                          Overview of the Communications Fund--Class A, B and C


Expense Example. The example to the right illustrates the expenses incurred on a $10,000 investment in Class A, B and C shares of the Fund. Each example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you reinvested all dividends and distributions.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.

Federal regulations require that the table reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled 'Sales Charges.') Long-term shareholders of the Fund may pay more than the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc. because they pay the combination of the initial sales charge and recurring 12b-1 fees.
--------------------------------------------------------------------------------

/1/ For the first 12 months, the Expense Example takes into account fee waivers and/or expense reimbursements.
Expense Example/1 /


You would pay the following expenses if you redeemed your shares at the end of each period:
                             1 Year  3 Years   5 Years  10 Years
Class A Shares               $675      $969   $1,285     $2,178
----------------------------------------------------------------
Class B Shares               $708      $974   $1,366     $2,243
----------------------------------------------------------------
Class C Shares               $308      $674   $1,166     $2,522
----------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:
                             1 Year 3 Years   5 Years  10 Years
Class A Shares               $675      $969  $1,285     $2,178
---------------------------------------------------------------
Class B Shares               $208      $674  $1,166     $2,243
---------------------------------------------------------------
Class C Shares               $208      $674  $1,166     $2,522
---------------------------------------------------------------

--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the Communications Fund--Class A, B and C



OBJECTIVE

The Fund seeks to maximize total return. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').

STRATEGY

The Fund seeks to achieve its objective through a combination of long-term growth of capital and, to a lesser extent, current income. In selecting investments for the Fund, the Advisors emphasize investment in companies offering products and services that support both traditional communications and facilitate new information-based applications. Examples of such companies are companies that offer out-sourced communications billing and tele-services products or network computing technology that supports basic Internet functionality, such as web-site operations for electronic commerce and other Internet-based applications. The Advisors believe that worldwide telecommunications market expansion will create new opportunities for both established and emerging providers of telecommunications products and services. As a result, the Advisors believe that investing in a portfolio of common stocks as well as dividend and interest-paying securities of companies in the communications field offers an attractive opportunity for maximizing total return.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in securities of companies in the communications field. The Fund normally focuses on the securities of companies that are engaged in the research, development, manufacture, or sale of communications services, technology, equipment or products. The Fund may also invest in convertible securities rather than investing in a company's common stock and in bonds and short-term cash equivalents. Convertible securities are bonds or preferred stocks that give purchasers the right to exchange the convertible security for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right. The Fund may also invest up to 10% of its assets in stocks and other securities of companies not publicly traded in the United States.

INVESTMENT PROCESS

The Advisors follow an investment philosophy referred to as 'flexible value'. They look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research, and valuation flexibility, without rigid constraints.

The Advisors believe the communications industry offers significant long-term opportunity for a broad variety of companies to focus on unique sectors and strategies to create and grow attractive businesses. Beyond recognizing the potential for profitable business segments within the overall communications industry, the Advisors tend to focus on individual companies.

Factors the Advisors assess may include:

..  Management team

..  Market position

..  Business strategy

..  Catalysts for change

..  Attractive valuation

..  Attention to shareholder interests

The Advisors concentrate investments in those stocks that they believe offer the best potential return relative to possible risks. The Advisors retain investment positions for as long as the business fundamentals remain favorable and the valuations do not become excessive. The Advisors will sell or reduce holdings if business fundamentals deteriorate or if the price-to-value relationship becomes unattractive.

Temporary Defensive Position. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest in money market instruments and other investment grade income producing securities, investments that would not ordinarily be consistent with the Fund's objectives. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its goal of maximizing total return. The Advisors would follow such a strategy only if they reasonably believe the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


--------------------------------------------------------------------------------

                   A Detailed Look at the Communications Fund--Class A, B and C



RISKS

Set forth below are some of the prominent risks associated with investing in general and with investing in the telecommunications field in particular. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Style Risk. As with any investment strategy, the 'flexible value' strategy used in managing the Fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

Concentration Risk. The Fund concentrates its investments in common stocks of companies in the communications field. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the Fund's performance.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund was diversified.

Foreign Investment Risk. To the extent that the Fund holds companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Secondary Risk

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for the Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor and Sub-Advisor. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Alex. Brown Investment Management ('ABIM' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of March 31, 2002, funds managed by ICCC totaled approximately $9.6 billion in net assets. ABIM is a registered investment advisor with approximately $8.85 billion under management as of March 31, 2002. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.

ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the activities of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

As compensation for its services for the fiscal year ended December 31, 2001, ICCC received from the Fund a fee equal to 0.77% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee. ICCC, in its capacity as the Advisor and Administrator, has contractually agreed to waive 0.15% of the Fund's average daily net assets until at least April 30, 2003.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including


--------------------------------------------------------------------------------

A Detailed Look at the Communications Fund--Class A, B and C


investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

ICCC's and ABIM's address is One South Street, Baltimore, Maryland 21202.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

Messrs. Bruce E. Behrens and Patrick J. O'Brien have shared primary responsibility for managing the Fund's assets since May 1, 2002. Prior to May 1, 2002, Mr. Behrens shared primary responsibility with Mr. Liam D. Burke.

Mr. Behrens, Vice President and Principal of ABIM and Co-Manager of the Fund

..  Co-Managed the Fund since inception.

.. Vice President and Principal of the sub-advisor since 1981.

.. Prior experience includes Senior Vice President and Principal of Corbyn
  Associates (1978 to 1981), Vice President at Investment Counselors of Maryland (1972 to 1978), Securities Analyst at Citibank (1968 to 1972).

.. 34 years of investment experience.

.. BA from Denison University in 1966 and an MBA from the University of Michigan in 1968.

.. Member and past president of the Baltimore Security Analysts Society and a member of the Financial Analysts Federation.

Mr. O'Brien, Vice President of ABIM and Co-Manager of the Fund

.. Co-Managed the Fund since May 1, 2002.

.. Joined the sub-advisor in 2001 with primary responsibility as a portfolio manager.

.. Prior experience includes Vice President and Analyst for Delaware Management
  Company (2000 to 2001), Vice President and Portfolio Manager for Prudential Insurance (1999 to 2000), Vice President and Analyst for Schneider Capital Management (1997 to 1999) and Wellington Management Company (1993 to 1996), Institutional Sales at Legg Mason (1986 to 1992) and Brown Brothers Harriman (1982 to 1986).

.. 20 years of investment experience.

.. BA from Ohio State University in 1975 and MBA from Columbia University in
  1982.


Other Services. ICCC provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, ICCC, or your securities dealer or service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

.. keeping accurate, up-to-date records for your individual Fund account;

.. implementing any changes you wish to make in your account information;

.. processing your requests for cash dividends and distributions from the Fund;

.. answering your questions on the Fund's investment performance or administration;

.. sending proxy reports and updated prospectus information to you; and

.. collecting your executed proxies.

Service agents or securities dealers include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents or securities dealers may charge additional fees to investors only for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management, or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a
--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.


--------------------------------------------------------------------------------

                   A Detailed Look at the Communications Fund--Class A, B and C


particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income quarterly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center, your securities dealer or service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:


                Transaction             Tax Status
                Income dividends        Ordinary income
                -----------------------------------------------
                Short-term capital gain Ordinary income
                  distributions*
                -----------------------------------------------
                Long-term capital gain  Long-term capital gains
                  distributions*
                -----------------------------------------------
 *Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:


             Transaction               Tax Status
             Your sale of shares owned Generally, long-term capital
               for more than one year    gains or losses
             ------------------------------------------------------
             Your sale of shares owned Generally, short-term
               for one year or less      capital gains or losses;
                                         losses subject to special
                                         rules
             ------------------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.


HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU

Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors, including the amount of money you intend to invest, fees and expenses of the class and the length of time you intend to hold your shares.

If you choose Class A shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares. For investments of $1 million or more in Class A shares, you pay no sales charge when you buy your shares, but will pay a deferred sales charge if you redeem your shares within two years of purchase.

If you choose Class B shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A shares. You will pay a deferred sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares. At the


--------------------------------------------------------------------------------

A Detailed Look at the Communications Fund--Class A, B and C


end of seven years, your shares convert to Class A shares, thus eliminating the higher expenses from that point on.

If you choose Class C shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C shares are the same as those on Class B shares and there is no conversion to Class A shares at the end of seven years. Therefore, the higher expenses continue for as long as you own your shares.

Your securities dealer or service agent is paid a fee when you buy shares. In addition, your securities dealer or service agent is paid an annual fee as long as you hold your shares. For Class A and B shares, this fee begins when you purchase your shares. For Class C shares, this fee begins one year after you purchase your shares. In addition to these payments, the advisor or administrator may provide compensation to securities dealers and service agents for distribution, administrative and promotional services. Your securities dealer or service agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution and Shareholder Servicing Plans

The Fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or service agent distribution and other fees for the sale of its shares and for shareholder service. In addition, the Fund may pay shareholder servicing fees on Class B and Class C shares. Class A shares pay a distribution fee equal to 0.25% annually of average daily net assets. Class B and Class C shares pay a distribution fee equal to 0.75% annually of average daily net assets and a shareholder servicing fee equal to 0.25% annually of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

BUYING AND SELLING FUND SHARES

To Purchase Shares

You may buy any class of the Fund's shares through your securities dealer or service agent. Contact your securities dealer or service agent for details on how to enter and pay for your order. You may also buy shares by contacting the Service Center directly. Contact the Service Center at 1-800-730-1313 for details.

Minimum Account Investments

          Initial investment in Class A, B or C shares          $2,000
          Subsequent investments                                $  100
          IRA account, initial investment (there is no minimum
            for subsequent investments)                         $1,000
          Initial investment for shareholders of other Deutsche
            Asset Management funds' Class A, B and C shares     $  500
          Automatic investment plan, initial investment         $  250
            Weekly, semi-monthly or monthly plan subsequent
              investments                                       $  100
            Quarterly plan subsequent investments               $  250
            Semi-annual or annual plan subsequent investments   $  500
          Minimum investment for qualified retirement plans
            (such as 401(k), pension or profit sharing plans)   $    0
          Minimum account balance:
          Non-retirement account                                $  500
          IRA account                                           $    0

Accounts opened through a securities dealer or service agent may have different minimum investment amounts. The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.

Automatic Investment Plan. You may elect to make a regular weekly, semi-monthly, monthly, quarterly, semi-annual or annual investment in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Service Center, it will be invested at that day's offering price in the class of shares selected. Either you or the Fund may discontinue your participation upon 30 days notice. You may discontinue your plan, change the plan's dollar amount, frequency or investment date by contacting the Service Center. If you wish to enroll in any of these programs or if you need additional information, complete the appropriate section of the application or contact your securities dealer, service agent or the Service Center.

To Redeem Shares

You may redeem any class of the Fund's shares through your securities dealer or service agent. Contact your securities dealer or service agent for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Service Center by mail or by telephone. Refer to the section entitled 'Telephone Transactions' for more information on this method of redemption.


--------------------------------------------------------------------------------

                   A Detailed Look at the Communications Fund--Class A, B and C



Your securities dealer, service agent or the Service Center may require the following documents before redeeming your shares:

.. A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

.. A signature guarantee, if you are redeeming shares and the amount is more than $100,000 or you request that the check be mailed to an address other than the one on record. You can obtain one from most banks or service agents.

.. Any stock certificates representing the shares you are redeeming. The certificates must be properly endorsed or accompanied by a duly executed stock power.

.. Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

Systematic Withdrawal Plan. If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. The minimum withdrawal amount is $100. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions, except as noted under 'Waiver of Sales Charge.' Contact your securities dealer, service agent or the Service Center for more information on this plan.

Telephone Transactions. You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center. You may contact the Service Center during its regular hours, which are normally 8:30 am to 7:00 pm (Eastern time), every business day.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that the Service Center reasonably believes to be genuine. Your telephone transaction request will be recorded.

If you request your redemption proceeds by check, you may redeem shares worth up to $100,000. If you request your redemption proceeds by wire, you may redeem shares in any amount.

If you hold shares in certificate form you may not exchange or redeem them by telephone.

SALES CHARGES

Purchase Price

The price you pay to buy shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund.

Shares are subject to sales charges according to the following schedule:


                                     Class A Sales
                                  Charge as a % of
                                               Net Class B Class C
                                 Offering   Amount   Sales   Sales
             Amount of Purchase Price Invested Charge Charge Less than $50,000 5.50% 5.82% None None
             -----------------------------------------------------
             $50,000-$99,999        4.50%    4.71%    None    None
             -----------------------------------------------------
             $100,000-$249,999      3.50%    3.63%    None    None
             -----------------------------------------------------
             $250,000-$499,999      2.50%    2.56%    None    None
             -----------------------------------------------------
             $500,000-$999,999      2.00%    2.04%    None    None
             -----------------------------------------------------
             $1,000,000 and over     None     None    None    None
             -----------------------------------------------------

Although you do not pay an initial sales charge when you invest $1 million or more in Class A shares or when you buy any amount of Class B or C shares, you may pay a sales charge when you redeem your shares. Refer to the section entitled 'Redemption Price' for details. Your securities dealer or service agent may be paid a commission at the time of your purchase.

The sales charge you pay on your current purchase of Class A shares may be reduced under the circumstances listed below.

Rights of Accumulation. If you are purchasing additional Class A shares of this Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing Class A share investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing Class A investments will be valued at


--------------------------------------------------------------------------------

A Detailed Look at the Communications Fund--Class A, B and C


the higher of cost or current value.) You may also combine your Class A purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

Letter of Intent. If you anticipate making additional purchases of Class A shares of the Fund or any other Deutsche Asset Management fund over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to specify the total value of your anticipated purchases on the application and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to the combined value of all anticipated purchases. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

Purchases at Net Asset Value. You may buy Class A shares without paying a sales charge under the following circumstances:

1)If you are reinvesting some or all of the proceeds of a redemption of Class A shares made within the last 90 days. Special tax rules may apply if you elect reinstatement. Consult your tax advisor for more information.

2)If you are exchanging an investment in Class A shares of certain other Deutsche Asset Management funds for an investment in this Fund (see the section entitled 'Purchases by Exchange' for a description of the conditions).

3)If you are a current or retired Director or Trustee of this or any affiliated fund or a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4)If you are buying shares in any of the following types of accounts:

  (i)A qualified retirement plan;

 (ii)A Deutsche Asset Management fund payroll savings program;

(iii)A fiduciary or advisory account with a bank, bank trust department, registered investment advisor, financial planner, or securities dealer purchasing shares on your behalf. To qualify for this provision, you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or service agent if you buy shares in this manner.

Purchases by Exchange

You may exchange Class A, B or C shares of certain other Deutsche Asset Management funds for an equal dollar amount of Class A, B or C shares, respectively, without payment of the sales charges described above or any other charge, up to four times per calendar year. You may enter both your redemption and purchase orders on the same business day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice. Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of shareholders. (See the section entitled 'Important Information about Buying and Selling Shares.')

You may request an exchange through your securities dealer or service agent. Contact your securities dealer or service agent for details on how to enter your order. Before exchanging shares, you should obtain a copy of that fund's prospectus and read it carefully. If you have an account with the Fund that is in your name, you may also request an exchange directly through the Service Center.

Please note the following:

.. The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

.. You may make the exchange by phone, only if your account has the exchange by phone feature, otherwise make the exchange by letter.

.. Any deferred sales charge will continue to be measured from the time of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower deferred sales charge, your sales charge will not be reduced.

.. If your shares are in a taxable account, you may have to pay taxes on the exchange.

.. Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.


--------------------------------------------------------------------------------

                   A Detailed Look at the Communications Fund--Class A, B and C



Redemption Price

The amount of any applicable deferred sales charge will be deducted from your redemption price according to the following schedule.


                            Sales Charge as a Percentage of the
            Years             Dollar Amount Subject to Charge
            Since         (as a % of the Lesser of Cost or Value)
            Purchase   Class A Shares  Class B Shares Class C Shares
            First               1.00%*          5.00%          1.00%
            --------------------------------------------------------
            Second              1.00%*          4.00%           None
            --------------------------------------------------------
            Third                None           3.00%           None
            --------------------------------------------------------
            Fourth               None           3.00%           None
            --------------------------------------------------------
            Fifth                None           2.00%           None
            --------------------------------------------------------
            Sixth                None           1.00%           None
            --------------------------------------------------------
            Thereafter           None            None           None
            --------------------------------------------------------
 * You will pay a deferred sales charge when you redeem Class A shares only if your shares were purchased at net asset value (ie, without any sales charge) because they were part of an investment of $1 million or more.

Determination of Deferred Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

.. No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

.. If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

..  If you acquired your shares through an exchange of shares of another
   Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge that was in effect at the time of your original purchase.

.. The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption. Therefore, you do not pay a sales charge on amounts representing appreciation.

Waiver of Sales Charge. You may redeem shares without paying a deferred sales charge under any of the following circumstances:

1)If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.

2)If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3)If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4)If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

  (i)The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

 (ii)Either you or your representative notifies your securities dealer, service agent or the Service Center that these circumstances exist.

Automatic Conversion of Class B Shares. Your Class B shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A shares seven years after your purchase. Shares purchased by exchanging Class B shares from another Deutsche Asset Management fund will convert on the date that the shares originally acquired would have converted to Class A shares. If you purchased your shares prior to January 18, 2000, your Class B shares will be converted to Class A shares six years after your purchase. This automatic conversion will be made on the basis of the relative net asset values of the classes and, under current US tax laws, will not be a taxable event to you.

Important Information about Buying and Selling Shares

.. You may buy and sell shares of the Fund through authorized securites dealers or service agents, as well as directly from the Service Center. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center, your securities dealer or service agent, provided that your securities dealer or service agent forwards your order to the Service Center in a timely manner. Contact your securities dealer or service agent if you have a dispute as to when your order was actually received by the Service Center.

.. The Fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.



--------------------------------------------------------------------------------

A Detailed Look at the Communications Fund--Class A, B and C


.. The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days while the Fund waits for your check to clear.

.. Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

.. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

.. The Fund reserves the right to close your account on 60 days' notice if it fails to meet minimum account balance requirements for any reason other than a change in market value.

.. The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind,' which means that the Fund may give you a portion of your redemption in portfolio securities.

.. The Fund issues share certificates only for Class A shares and only upon request.

.. You may have difficulty contacting the Service Center by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

.. The Fund will not accept purchase and sale orders or exchange requests on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

.. The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

.. Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your securities dealer or service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors, securities dealers or service agents involved.

.. Account Statements and Fund Reports: The Service Center, your securities dealer or service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.


--------------------------------------------------------------------------------

                   A Detailed Look at the Communications Fund--Class A, B and C


The tables below provide a picture of the Fund's financial performance for the past five fiscal years for Class A and Class B Shares and since the commencement of operations for Class C Shares. Certain information presented reflects results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.


Financial Highlights
Class A Shares
(for a share outstanding
throughout each period)
                                             For the Years Ended December 31,
                                   2001           2000           1999        1998      1997
Per Share Operating
 Performance:

Net Asset Value, Beginning of
 Year                            $26.37         $43.65         $34.23      $19.37    $15.59
--------------------------------------------------------------------------------------------
Income from Investment Operations

Net investment (expenses in
 excess of) income                (0.05)          0.03           0.23        0.12      0.27
--------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments       (7.75)        (14.76)         14.83       16.05      5.41
--------------------------------------------------------------------------------------------
Total from Investment
 Operations                       (7.80)        (14.73)         15.06       16.17      5.68
--------------------------------------------------------------------------------------------
Distributions to Shareholders:

Net investment income                --          (0.09)         (0.33)      (0.40)    (0.40)
--------------------------------------------------------------------------------------------
Net realized gains                   --          (2.46)         (5.31)      (0.91)    (1.50)
--------------------------------------------------------------------------------------------
Total Distributions                  --          (2.55)         (5.64)      (1.31)    (1.90)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year     $18.57         $26.37         $43.65      $34.23    $19.37
--------------------------------------------------------------------------------------------
Total Return/1 /                 (29.54)%       (34.52)%        45.47%      85.30%    37.36%
--------------------------------------------------------------------------------------------
Supplemental Data and Ratios:

Net assets, end of year (000s) $727,884     $1,239,563     $2,115,885  $1,275,775  $622,865
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment (expenses in
 excess of) income                (0.22)%         0.09%          0.62%       0.48%     1.07%
--------------------------------------------------------------------------------------------
Expenses after waivers and/or
 reimbursements                    1.24%/5/       1.05%/2/       0.96%       1.05%     1.11%
--------------------------------------------------------------------------------------------
Expenses before waivers
 and/or reimbursements             1.39%/5/       1.10%/2/         --%         --%       --%
--------------------------------------------------------------------------------------------
Portfolio turnover rate              14%/3/         11%/4/         17%         14%       26%
--------------------------------------------------------------------------------------------

 /1/ Total return excludes the effect of sales charge.
 /2/ This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 to December 31, 2000. The actual expense ratios incurred for the period by the Portfolio were 0.19% after fee waivers and 0.23% before fee waivers.
 /3/ Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
 /4/ Beginning on September 29, 2000, the Flag Investors Communications Fund (the 'Fund') became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period 1/1/00 through 12/31/00 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
 /5/ The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were 0.25% after waivers and 0.30% before waivers. The actual expense ratios incurred by Class A Shares at the Fund level for the year ended December 31, 2001 were 0.99% after waivers and 1.09% before waivers.


--------------------------------------------------------------------------------

A Detailed Look at the Communications Fund--Class A, B and C



Financial Highlights
Class B Shares
(for a share outstanding throughout
each period)
                                                    For the Years Ended December 31,
                                            2001         2000         1999       1998      1997
Per Share Operating Performance:

Net Asset Value, Beginning of Year        $25.66       $42.85       $33.80     $19.22    $15.51
------------------------------------------------------------------------------------------------
Income from Investment Operations

Net investment (expenses in excess of)
 income                                    (0.24)       (0.23)       (0.03)     (0.02)     0.18
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
 on investments                            (7.48)      (14.46)       14.58      15.83      5.34
------------------------------------------------------------------------------------------------
Total from Investment Operations           (7.72)      (14.69)       14.55      15.81      5.52
------------------------------------------------------------------------------------------------
Distributions to Shareholders:

Net investment income and net realized
 short-term capital gains                     --        (0.04)       (0.19)     (0.32)    (0.31)
------------------------------------------------------------------------------------------------
Net realized long-term capital gains          --        (2.46)       (5.31)     (0.91)    (1.50)
------------------------------------------------------------------------------------------------
Total Distributions                           --        (2.50)       (5.50)     (1.23)    (1.81)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $17.94       $25.66       $42.85     $33.80    $19.22
------------------------------------------------------------------------------------------------
Total Return/1/                           (30.09)%     (35.04)%      44.42%     83.91%    36.36%
------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:

Net assets, end of year (000s)          $221,886     $396,457     $592,520   $165,308   $32,474
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment (expenses in excess of)
 income                                    (0.97)%      (0.68)%      (0.15)%    (0.35)%    0.29%
------------------------------------------------------------------------------------------------
Expenses after waivers and/or
 reimbursements                             1.99%/5/     1.80%/2/     1.71%      1.80%     1.86%
------------------------------------------------------------------------------------------------
Expenses before waivers and/or
 reimbursements                             2.14%/5/     1.85%/2/       --%        --%       --%
------------------------------------------------------------------------------------------------
Portfolio turnover rate                       14%/3/       11%/4/       17%        14%       26%
------------------------------------------------------------------------------------------------

 /1/ Total return excludes the effect of sales charge.
 /2/ This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 to December 31, 2000. The actual expense ratios incurred for the period by the Portfolio were 0.19% after fee waivers and 0.23% before fee waivers.
 /3/ Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
 /4/ Beginning on September 29, 2000, the Flag Investors Communications Fund (the 'Fund') became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period 1/1/00 through 12/31/00 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
 /5/ The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were 0.25% after waivers and 0.30% before waivers. The actual expense ratios incurred by Class B Shares at the Fund level for the year ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.


--------------------------------------------------------------------------------

                   A Detailed Look at the Communications Fund--Class A, B and C




Financial Highlights
Class C Shares
(for a share outstanding
throughout each period)
                                                                     For the Period
                                                                 October 28, 1998/1/
                                                                            through
                               For the Years Ended December 31,        December 31,
                                  2001        2000        1999                 1998
Per Share Operating
 Performance:

Net Asset Value, Beginning of
 Period                         $25.69      $42.88      $33.84               $25.50
----------------------------------------------------------------------------------------
Income from Investment
 Operations

Expenses in excess of income     (0.25)      (0.22)      (0.02)               (0.01)
----------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments      (7.48)     (14.47)      14.56                 9.21
----------------------------------------------------------------------------------------
Total from Investment
 Operations                      (7.73)     (14.69)      14.54                 9.20
----------------------------------------------------------------------------------------
Distributions to Shareholders:

Net investment income and net
 realized short-term capital
 gains                              --       (0.04)      (0.19)               (0.21)
----------------------------------------------------------------------------------------
Net realized long-term
 capital gains                      --       (2.46)      (5.31)               (0.65)
----------------------------------------------------------------------------------------
Total Distributions                 --       (2.50)      (5.50)               (0.86)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period  $17.96      $25.69      $42.88               $33.84
----------------------------------------------------------------------------------------
Total Return/2 /                (30.09)%    (35.02)%     44.33%               36.70%
----------------------------------------------------------------------------------------
Supplemental Data and Ratios:

Net assets, end of period
 (000s)                        $41,380     $72,835     $91,176               $3,247
----------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses in excess of income     (0.97)%     (0.69)%     (0.20)%              (0.61)%/3/
----------------------------------------------------------------------------------------
Expenses after waivers and/or
 reimbursements                   1.99%/5/    1.80%/4/    1.70%                1.85%/3/
----------------------------------------------------------------------------------------
Expenses before waivers
 and/or reimbursements            2.14%/5/    1.85%/4/      --%                  --%
----------------------------------------------------------------------------------------
Portfolio turnover rate             14%/6/      11%/7/      17%                  14%
----------------------------------------------------------------------------------------

 /1/ Commencement of operations.
 /2/ Total return excludes the effect of sales charge.
 /3/ Annualized.
 /4/ This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 to December 31, 2000. The actual expense ratios incurred for the period by the Portfolio were 0.19% after fee waivers and 0.23% before fee waivers.
 /5/ The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were 0.25% after waivers and 0.30% before waivers. The actual expense ratios incurred by Class B Shares at the Fund level for the year ended December 31, 2001 were 1.74% after waivers and 1.84% before waivers.
 /6/ Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
 /7/ Beginning on September 29, 2000, the Flag Investors Communications Fund (the 'Fund') became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period 1/1/00 through 12/31/00 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.


--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated May 1, 2002 which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                   Deutsche Asset Management Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
or call toll-free: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.


Flag Investors Communications Fund, Inc.
Class A Shares                                                    CUSIP #338331101
Class B Shares                                                          #338331408
Class C Shares                                                          #338331606
                                                                  BDCOMMPRO (05/02)
                                                                  811-3883

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                                                      Deutsche Asset Management


                                       [Graphic]

                                    Worldmap Cover
                                            Mutual Fund
                                                                     Prospectus

                                                                    May 1, 2002
                                                            Institutional Class

Flag Investors Communications Fund

[Like shares of all mutual funds, these securities have
not been approved or disapproved by the Securities
and Exchange Commission nor has the Securities and
Exchange Commission passed upon the accuracy or
adequacy of this prospectus. Any representation to the  [LOGO] A Member of the
contrary is a criminal offense.]                         Deutsche Bank Group /

Overview
--------------------------------------------------------------------------------
of the Communications Fund--Institutional Class

Goal: The Fund seeks to maximize total return.

Core Strategy: The Fund will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in securities of companies in the communications field.




INVESTMENT POLICIES AND STRATEGIES
In selecting investments, the Fund's investment advisor and sub-advisor (the 'Advisors') will choose securities of companies that are engaged in the research, development, manufacture, or sale of communications services, technology, equipment, or products. The Advisors emphasize both traditional communications companies and those that engage in new information- based applications. The Advisors believe that investing in a portfolio of common stocks as well as dividend and interest-paying securities of companies in the communications field offers an attractive opportunity for maximizing total return.
--------------------------------------------------------------------------------

Communications Fund--Institutional Class

Overview of the Communications Fund

                 Goal..................................... 3
                 Core Strategy............................ 3
                 Investment Policies and Strategies....... 3
                 Principal Risks of Investing in the Fund. 4
                 Who Should Consider Investing in the Fund 4
                 Total Returns, After Fees and Expenses... 5
                 Fees and Expenses of the Fund............ 6

A Detailed Look at the Communications Fund

                  Objective..............................  7
                  Strategy...............................  7
                  Principal Investments..................  7
                  Investment Process.....................  7
                  Risks..................................  8
                  Management of the Fund.................  8
                  Calculating the Fund's Share Price.....  9
                  Dividends and Distributions............ 10
                  Tax Considerations..................... 10
                  Buying and Selling Institutional Class
                    Shares............................... 10
                  Financial Highlights................... 15


--------------------------------------------------------------------------------

Overview of the Communications Fund--Institutional Class


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

..  Stocks the Fund holds could perform poorly.

..  The stock market could decline or underperform other investments.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

.. Regulatory or technological change in the communications field may affect the Fund because it concentrates its investments in communications companies. The Fund's value may fluctuate more than diversified investment portfolios.

.. Because the Fund invests in relatively few issuers, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.
WHO SHOULD CONSIDER INVESTING IN THE FUND

You should consider investing in the Fund if you are seeking total return over the long term and you are willing to accept the short-term and long-term risks and uncertainties of investing in the common stocks of companies in the communications field. There is, of course, no guarantee that the Fund will realize its goal. You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking regular income and stability of principal or cannot tolerate fluctuations in the value of your investments.

This prospectus describes Flag Investors Institutional Class ('Institutional Class') shares of the Fund. The Fund offers shares through securities dealers and through financial institutions that act as shareholder service agents. You may also buy shares from the Fund directly through the Deutsche Asset Management Service Center (the 'Service Center.') The Fund also offers other classes with different fees, expenses and investment minimums. Institutional Class shares may be purchased only by eligible institutions, by certain qualified retirement plans, or by investment advisory affiliates of Deutsche Bank Securities Inc., Alex. Brown Investment Management or the Deutsche Asset Management family of funds on behalf of their clients.

The Fund by itself does not constitute a balanced investment program. It can, however, afford you exposure to investment opportunities in the telecommunications field. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------

                       Overview of the Communications Fund--Institutional Class


TOTAL RETURNS, AFTER FEES AND EXPENSES

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows the Institutional Class' actual total return for the past three years. The table compares the Institutional Class' average annual total return with the Standard & Poor's 500(R) Composite Stock Index ('S&P 500(R)') over the last calendar year and since inception. The index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results.

The table also shows the after-tax returns of the Fund's Institutional Class. The after-tax returns for other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not an indication of how the Fund will perform in the future.
--------------------------------------------------------------------------------
The Return After Taxes on Distributions assumes that an investor holds Fund shares at the end of the period. The number only reflects the Fund's taxable distributions, not a shareholder's gain or loss from selling Fund shares.

The Return After Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her Fund shares at the end of the period. The number reflects both the Fund's taxable distributions and a shareholder's gain or loss from selling Fund shares.

The Standard & Poor's 500(R) Composite Stock Index is an unmanaged index that measures the performance of 500 large US companies. It is a model, not an actual portfolio.
/1/These figures assume the reinvestment of dividends and capital gain distributions.
/2/For the period from 5/31/98 through 12/31/01.
                                    [CHART]

Year-by-Year Returns
(each full calendar year since inception)

1999      45.88%
2000     -34.37%
2001     -29.39%

For the period January 1, 2002 through March 31, 2002, the year-to-date return for the Institutional Class was -16.53%. For the period shown in the bar chart, the highest quarterly return in any calendar quarter was 27.32% (quarter ended 12/31/99) and the lowest quarterly return in any calendar quarter was -21.90% (quarter ended 9/30/01).


  Performance for the Periods Ended December 31, 2001

                                                  Average Annual Total Returns
                                                              Since Inception
                                                      1 Year (June 4, 1998)/2/
  Institutional Class/1/
  Return Before Taxes                               (29.39)%           1.12 %
  ----------------------------------------------------------------------------
  Institutional Class/1/
  Return After Taxes on Distributions               (29.39)%          (0.43)%
  ----------------------------------------------------------------------------
  InstitutionalClass/1/
  Return After Taxes on Distributions and Sale of
   Fund Shares                                      (17.90)%           1.56 %
  ----------------------------------------------------------------------------
  S&P 500(R) (reflects no deduction for fees,
   expenses, or taxes)                              (11.87)%           2.75 %
  ----------------------------------------------------------------------------


--------------------------------------------------------------------------------

Overview of the Communications Fund--Institutional Class


FEES AND EXPENSES OF THE FUND

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold Institutional Class shares.

Expense Example. The example to the right illustrates the expenses incurred on a $10,000 investment in the Institutional Class of the Fund. The example assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same, you reinvested all dividends and distributions, and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds. The example does not represent an estimate of future returns or expenses. Actual costs and investment returns may be higher or lower.
--------------------------------------------------------------------------------
/1/ The expense information in the table has been restated to reflect current fees and expenses.
/2/ Investment Company Capital Corp. ('ICCC'), the Fund's advisor and administrator, has contractually agreed to an aggregate fee waiver equal to 0.15% of the Fund's average daily net assets. This agreement will continue until at least April 30, 2003 and may be extended.
/3/ For the first 12 months, the Expense Example takes into account fee waivers and/or expense reimbursements.

         Annual Fees and Expenses

                                                  Percentage of Average
                                                       Daily Net Assets
         Management Fees/1/                                      0.82 %
         --------------------------------------------------------------
         Distribution and/or Service (12b-1) Fees                  None
         --------------------------------------------------------------
         Other Expenses/1/                                       0.38 %
         --------------------------------------------------------------
         Total Annual Fund Operating Expenses
          (before fee waivers and/or expense
          reimbursements)                                        1.20 %
         --------------------------------------------------------------
         Less: Fee Waivers and /or Expense
          Reimbursements/2/                                     (0.15)%
         --------------------------------------------------------------
         Net Annual Fund Operating Expenses                      1.05 %
         --------------------------------------------------------------


Expense Example/3/

1 Year 3 Years 5 Years 10 Years
  $107    $366    $645   $1,441
-------------------------------


--------------------------------------------------------------------------------

A detailed look
--------------------------------------------------------------------------------
at the Communications Fund--Institutional Class


OBJECTIVE

The Fund seeks to maximize total return. The Advisors are responsible for managing the Fund's investments (see the section entitled 'Management of the Fund').

STRATEGY

The Fund seeks to achieve its objective through a combination of long-term growth of capital and, to a lesser extent, current income. In selecting investments for the Fund, the Advisors emphasize investment in companies offering products and services that support both traditional communications and facilitate new information-based applications. Examples of such companies are companies that offer out-sourced communications billing and tele-services products or network computing technology that supports basic Internet functionality, such as web-site operations for electronic commerce and other Internet-based applications. The Advisors believe that worldwide telecommunications market expansion will create new opportunities for both established and emerging providers of telecommunications products and services. As a result, the Advisors believe that investing in a portfolio of common stocks as well as dividend and interest-paying securities of companies in the communications field offers an attractive opportunity for maximizing total return.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in securities of companies in the communications field. The Fund normally focuses on the securities of companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. The Fund may also invest in convertible securities rather than investing in a company's common stock and in bonds and short-term cash equivalents. Convertible securities are bonds or preferred stocks that give purchasers the right to exchange the convertible security for a specified number of shares of a company's common stock at specified prices within a certain period of time. Purchasers receive regular interest payments until they exercise their exchange right. The Fund may also invest up to 10% of its assets in stocks and other securities of companies not publicly traded in the United States.

INVESTMENT PROCESS

The Advisors follow an investment philosophy referred to as 'flexible value'. The Advisors look for attractive price-to-value relationships in undervalued stocks of strong companies with good management. The emphasis is on individual stock selection, fundamental research and valuation flexibility, without rigid constraints.

The Advisors believe the communications industry offers significant long-term opportunity for a broad variety of companies to focus on unique sectors and strategies to create and grow attractive businesses. Beyond recognizing the potential for profitable business segments within the overall communications industry, the Advisors tend to focus on individual companies.

Factors the Advisors assess may include:

..  Management team

..  Market position

..  Business strategy

..  Catalysts for change

..  Attractive valuation

..  Attention to shareholder interests

The Advisors concentrate investments in those stocks that they believe offer the best potential return relative to possible risks. The Advisors retain investment positions for as long as the business fundamentals remain favorable and the valuations do not become excessive. The Advisors will sell or reduce holdings if business fundamentals deteriorate or if the price-to-value relationship becomes unattractive.

Temporary Defensive Position. The Advisors may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Advisors may invest in money market instruments and other investment grade income producing securities, investments that would not ordinarily be consistent with the Fund's objectives. To the extent the Advisors might adopt such a position and over the course of its duration, the Fund may not meet its goal of maximizing total return. The Advisors would follow such a strategy only if they reasonably believe the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


--------------------------------------------------------------------------------

A Detailed Look at the Communications Fund--Institutional Class



RISKS

Set forth below are some of the prominent risks associated with investing in general and with investing in the telecommunications field in particular. Although the Advisors attempt to assess the likelihood that these risks may actually occur and to limit them, the Advisors cannot guarantee that they will succeed.

Primary Risks

Market Risk. Although individual stocks can outperform their local markets, deteriorating market conditions might cause an overall weakness in the stock prices of the entire market.

Style Risk. As with any investment strategy, the 'flexible value' strategy used in managing the Fund's portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

Concentration Risk. The Fund concentrates its investments in common stocks of companies in the communications field. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this field will have a significant impact on the Fund's performance.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the Fund's portfolio will decline in value.

Diversification Risk. The Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund was diversified.

Foreign Investment Risk. To the extent that the Fund holds companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the Fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Secondary Risk

Pricing Risk. When price quotations for securities are not readily available or may be unreliable, the Fund determines their value by the method that it believes most accurately reflects their current worth under procedures established by and under the general supervision of the Board of Directors. This procedure involves the risk that the values determined are higher or lower than the prices the securities might actually command if the Fund sold them. If the Fund has valued the securities too highly, you may end up paying too much for the Fund shares when you buy into the Fund. If the Fund underestimates their prices, you may not receive the full market value for your Fund shares when you sell.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Board of Directors. A Board of Directors supervises all of the Fund's activities on behalf of the Fund's shareholders.

Investment Advisor and Sub-Advisor. Investment Company Capital Corp. ('ICCC' or the 'Advisor') is the Fund's investment advisor and Alex. Brown Investment Management ('ABIM' or the 'Sub-Advisor') is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of March 31, 2002, funds managed by ICCC totaled approximately $9.6 billion in net assets. ABIM is a registered investment advisor with approximately $8.85 billion under management as of March 31, 2002. ABIM is a limited partnership, owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.

ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the activities of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

As compensation for its services for the fiscal year ended December 31, 2001, ICCC received from the Fund a fee equal to 0.77% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee. ICCC, in its capacity as the Advisor and Administrator, has contractually agreed to waive 0.15% of the Fund's average daily net assets until at least April 30, 2003.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.



--------------------------------------------------------------------------------

                A Detailed Look at the Communications Fund--Institutional Class


ICCC and ABIM's address is One South Street, Baltimore, Maryland 21202.

Portfolio Managers

The following portfolio managers are responsible for the day-to-day management of the Fund:

Messrs. Bruce E. Behrens and Patrick J. O'Brien have shared primary responsibility for managing the Fund's assets since May 1, 2002. Prior to May 1, 2002, Mr. Behrens shared primary responsibility with Mr. Liam D. Burke.

Mr. Behrens, Vice President and Principal of ABIM and Co-Manager of the Fund

..  Co-Managed the Fund since inception.

..  Vice President and Principal of the sub-advisor since 1981.

..  Prior experience includes Senior Vice President and Principal of Corbyn
   Associates (1978 to 1981), Vice President at Investment Counselors of Maryland (1972 to 1978), Securities Analyst at Citibank (1968 to 1972).

..  34 years of investment experience.

.. BA from Denison University in 1966 and an MBA from the University of Michigan in 1968.

.. Member and past president of the Baltimore Security Analysts Society and a member of the Financial Analysts Federation.

Mr. O'Brien, Vice President of ABIM and Co-Manager of the Fund

..  Co-Managed the Fund since May 1, 2002.

.. Joined the sub-advisor in 2001 with primary responsibility as a portfolio manager.

..  Prior experience includes Vice President and Analyst for Delaware Management
   Company (2000 to 2001), Vice President and Portfolio Manager for Prudential Insurance (1999 to 2000), Vice President and Analyst for Schneider Capital Management (1997 to 1999) and Wellington Management Company (1993 to 1996), Institutional Sales at Legg Mason (1986 to 1992) and Brown Brothers Harriman (1982 to 1986).

..  20 years of investment experience.

..  BA from Ohio State University in 1975 and MBA from Columbia University in
   1982.

Other Services. ICCC provides administrative services--such as portfolio accounting, legal services and others--for the Fund. In addition, ICCC, or your securities dealer or service agent, performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

..  keeping accurate, up-to-date records for your individual Fund account;

..  implementing any changes you wish to make in your account information;

..  processing your requests for cash dividends and distributions from the Fund;

.. answering your questions on the Fund's investment performance or administration;

..  sending proxy reports and updated prospectus information to you; and

..  collecting your executed proxies.

Service agents or securities dealers include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the Fund. Service agents or securities dealers may charge additional fees to investors only for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management, or special trust or retirement-investment reporting.

CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the 'net asset value' or 'NAV') in accordance with the standard formula for valuing mutual fund shares described below. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange each day the New York Stock Exchange is open for business. You can find the Fund's share price in the mutual fund listings of most major newspapers and on the Deutsche Asset Management website: www.deam-us.com.

The Fund calculates a net asset value per share for each of its classes. The formula for calculating the Fund's net asset values by class calls for deducting all of the liabilities of each class from the total value of its assets (the market value of the securities plus cash reserves) and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it
--------------------------------------------------------------------------------
Typically, the New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.


--------------------------------------------------------------------------------

A Detailed Look at the Communications Fund--Institutional Class


believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Directors.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income, its policy is to distribute to shareholders substantially all of that income quarterly. The Fund reserves the right to include in the distribution any short-term capital gains on securities that it sells. If the Fund recognizes net capital gains, its policy is to distribute to shareholders substantially all previously undistributed capital gains at least annually.

The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gain distribution, generally you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. The Fund automatically reinvests all dividends and distributions in shares of the Fund, unless you elect to have your dividends and distributions reinvested in shares of another Deutsche Asset Management fund or elect to receive them in cash. To make either election, complete the appropriate section of the application or notify the Service Center, your securities dealer or service agent at least five days before the date on which the next dividend or distribution will be paid. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid in cash whether or not that is the payment option you have selected.

TAX CONSIDERATIONS

The following summary is based on current tax laws that may change. The tax considerations for tax-deferred accounts, non-taxable entities and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

If you are a taxable shareholder, you and other taxable shareholders may pay federal, state and local taxes on the income dividends or capital gains distributed by the Fund. Your taxes will vary from year to year, based on the amount of dividends and capital gain distributions paid out by the Fund. Every year the Fund will send you information on the tax status of dividends and distributions paid the previous year. You may owe taxes whether you receive cash or choose to have dividends and distributions reinvested.

Dividends and distributions usually have the following tax status:


                Transaction             Tax Status
                Income dividends        Ordinary income
                -----------------------------------------------
                Short-term capital gain Ordinary income
                  distributions*
                -----------------------------------------------
                Long-term capital gain  Long-term capital gains
                  distributions*
                -----------------------------------------------
 *Whether a capital gain distribution is considered short-term or long-term does not depend on how long you own your shares.

In addition, the sale of Fund shares (which includes a redemption or an exchange for shares of another Deutsche Asset Management fund) is generally a taxable transaction for you:


             Transaction               Tax Status
             Your sale of shares owned Generally, long-term capital
               for more than one year    gains or losses
             ------------------------------------------------------
             Your sale of shares owned Generally, short-term
               for one year or less      capital gains or losses;
                                         losses subject to special
                                         rules
             ------------------------------------------------------

By law, the Fund must withhold a portion of your taxable distributions, dividends and sales proceeds equal to the current backup withholding tax rate, if you do not provide your correct social security or taxpayer identification number along with the certifications required by the IRS, or if the IRS instructs the Fund to do so.

BUYING AND SELLING INSTITUTIONAL CLASS SHARES

Eligibility Requirements

You may buy Institutional Class shares if you are any of the following:

.. An eligible institution (eg, a financial institution, corporation, trust, estate or educational, religious or charitable institution).

..  An employee benefit plan with assets of at least $50 million.

.. A registered investment advisor or financial planner purchasing shares on behalf of clients and charging an asset-based or hourly fee.

..  A client of the private banking division of Deutsche Bank AG.

..  A Director or Trustee of any mutual fund advised or administered by Deutsche
   Asset Management Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.



--------------------------------------------------------------------------------

                A Detailed Look at the Communications Fund--Institutional Class


You may buy Institutional Class shares through any financial institution that is authorized to act as a securities dealer or service agent. You may also buy Institutional Class shares by sending your check (along with a completed application) directly to the Service Center.

Investment Minimums

Your initial investment must be at least $250,000. There are no minimum subsequent investment requirements.

The minimum initial investment is waived for:

..  Investment advisory affiliates of Deutsche Bank Securities Inc. or the
   Deutsche Asset Management family of funds purchasing shares for the accounts of their investment advisory clients.

..  Employee benefit plans with assets of at least $50 million.

..  Clients of the private banking division of Deutsche Bank AG.

..  A Director or Trustee of any mutual fund advised or administered by Deutsche
   Asset Management Inc. or its affiliates, or employees of Deutsche Bank AG and its affiliates, their spouses and minor children.

If the value of your account falls below $50,000, for any reason other than a change in market value, the Fund reserves the right to redeem your shares after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.

How to Buy and Sell Shares through Your Service Agent

Buying. You may buy Institutional Class shares through your securities dealer or service agent. Contact them for details on how to enter and pay for your order. The Advisor or administrator may provide compensation to securities dealers and service agents for distribution, administrative and promotional services.

Selling. You may redeem Institutional Class shares through your securities dealer or service agent. Contact them for details on how to enter your order and for information as to how you will be paid. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, service agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three business days.

How to Buy and Sell Shares through the Deutsche Asset Management Service Center

BY MAIL

Buying. Send your check in US dollars, payable to 'Flag Investors Communications Fund--Institutional Class--Fund Number 453' to the Service Center. The addresses are shown under 'How to Contact the Deutsche Asset Management Service Center.' Be sure to include the fund number and your account number (see your account statement) on your check. If you are investing in more than one fund, make your check payable to 'Deutsche Asset Management Funds,' include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling. Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. Your signature must be signature guaranteed if the amount is more than $100,000 or if the redemption proceeds will be sent to an address other than the one on record. You must leave at least $50,000 worth of shares in your account to keep it open. Unless exchanging into another Deutsche Asset Management mutual fund, you must submit a written authorization to sell shares in a retirement account.

BY WIRE

Buying. You may only buy shares by wire if your account is authorized to do so. Please note that you, your securities dealer or your service agent must call the Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 pm (Eastern time) the next business day.

                  Bank Name   Bankers Trust
                  Routing No: 021001033
                  Attn:       Deutsche Asset Management
                              Mutual Funds
                  DDA No:     00-226-296
                  FBO:        (Account name)
                              (Account number)
                  Credit:     Flag Investors Communications
                              Fund--Institutional Class--Fund
                              Number 453



--------------------------------------------------------------------------------

A Detailed Look at the Communications Fund--Institutional Class


Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete and the sending bank may charge a fee. Wire transfers may be restricted on holidays and at certain other times. If your wire is not received by 4:00 pm (Eastern time) on the next business day after the Fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.

Selling. You may sell shares by wire only if your account is authorized to do so. To sell shares by wire, contact your securities dealer, service agent or the Service Center at 1-800-730-1313. Inform the Service Center representative of the amount of your redemption and receive a trade confirmation number. For your protection, you may not change the destination bank account over the phone. The minimum redemption by wire is $1,000. The Service Center must receive your order by 4:00 pm (Eastern time) to wire your account the next business day.

Telephone Transactions

If your shares are in an account with the Service Center, you may, (1) receive redemption proceeds by check in any amount up to $100,000, or by wire in any amount, or (2) exchange shares for Institutional Class shares of another Deutsche Asset Management fund by calling the Service Center on any business day between the hours of 8:30 am and 7:00 pm (Eastern time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the application or at any time thereafter by completing and returning documentation supplied by the Service Center.

The Service Center will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you execute each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Service Center will bear any liability for following telephone instructions that the Service Center reasonably believes to be genuine. Your telephone transaction request will be recorded.

How to Contact the Deutsche Asset Management Service Center

               By Phone:          1-800-730-1313
               By Mail:           Deutsche Asset Management
                                  Service Center
                                  PO Box 219210
                                  Kansas City, MO 64121-9210

               By Overnight Mail: Deutsche Asset Management
                                  Service Center
                                  210 West 10th Street, 8th floor
                                  Kansas City, MO 64105-1716

Representatives are available to assist you personally Monday through Friday, 8:30 am to 7:00 pm, (Eastern time) each day the New York Stock Exchange is open for business. You can reach the Service Center's automated assistance line 24 hours a day, 7 days a week.

How to Open Your Fund Account with the Deutsche Asset Management Service Center

               By Mail: Complete and sign an account application.
                        You may obtain an application by calling the Service Center. Mail the completed application along with a check payable to 'Flag Investors Communications Fund-- Institutional Class--Fund Number 453' to the Service Center. The addresses are shown under 'How to Contact the Deutsche Asset Management Service Center.'

               By Wire: Call the Service Center to set up a wire
                        account.

Please note that your account cannot become activated until the Service Center receives a completed application.

Exchange Privilege. You may exchange all or part of your Institutional Class shares for Institutional Class shares of another Deutsche Asset Management mutual fund up to four times per calendar year. The Fund may modify or terminate this exchange privilege upon 60 days' notice. When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may request a prospectus through your securities dealer or service agent or through the Service Center. Contact them for details on how to enter your order. If your shares are in an account with the Service Center, you may also request an


--------------------------------------------------------------------------------

                A Detailed Look at the Communications Fund--Institutional Class


exchange directly through the Service Center by mail or by telephone. You may request exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Service Center, your securities dealer or service agent. (For more information on buying and selling shares, please see the section entitled 'Important Information about Buying and Selling Institutional Class Shares'.)

Please note the following conditions:

.. The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

.. You may make the exchange by phone for amounts up to $100,000, only if your account has the exchange by phone feature, otherwise make the exchange by letter.

.. If your shares are in a taxable account, you may have to pay taxes on the exchange.

.. Your exchange must meet the minimum investment amount for the class of shares of the fund being purchased.

Important Information about Buying and Selling Institutional Class Shares.

.. You may buy and sell shares of the Fund through authorized securities dealers or service agents as well as directly from the Service Center. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by the Service Center, your securities dealer or service agent, provided that your securities dealer or service agent forwards your order to the Service Center in a timely manner. You should contact your securities dealer or service agent if you have a dispute as to when your order was actually received by the Service Center.

.. The Fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the Fund cannot accept cash, starter checks, third-party checks or checks issued by credit card companies or internet-based companies.

.. The payment of redemption proceeds and the processing of exchanges for shares of the Fund recently purchased by check may be delayed for up to 15 calendar days from the date of purchase while the Fund waits for your check to clear.

.. Unless otherwise instructed, the Service Center normally mails a check for the proceeds from the sale of your shares to your account address the next business day but may take up to seven days after the Service Center receives your order in proper form.

.. Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

.. The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares 'in-kind', which means that the Fund may give you a portion of your redemption in portfolio securities.

..  The Fund does not issue share certificates for the Institutional Class.

.. You may have difficulty contacting the Service Center by telephone during times of extreme economic or market volatility or disruption in telephone service. If you are unable to reach the Service Center by telephone, you should make your request by mail.

.. The Fund will not accept purchase and sale orders or exchange requests on any day the New York Stock Exchange is closed. On New York Stock Exchange holidays or on days when the Exchange closes early, the Service Center will adjust its hours accordingly.

.. The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; or 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares.

.. Your purchase order may not be accepted if the Fund determines that your purchase would be detrimental to the interests of its shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually, orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your securities dealer or service agent. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated fund, the funds involved, the amount of your investment, your background and the background of any other investors, securities dealers or service agents involved.

.. If you use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution,


--------------------------------------------------------------------------------

A Detailed Look at the Communications Fund--Institutional Class

  certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

.. Account Statements and Fund Reports: The Service Center, your securities dealer or service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. The Service Center will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.


--------------------------------------------------------------------------------

                A Detailed Look at the Communications Fund--Institutional Class


The table below provides a picture of the Institutional Class' financial performance since the commencement of operations. Certain information presented reflects results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Service Center at 1-800-730-1313.

Financial Highlights
Institutional Class Shares
(for a share outstanding throughout each period)



                                                                            For the Years Ended December 31,
                                                                               2001           2000        1999
Per Share Operating Performance:

Net Asset Value, Beginning of Period                                            $26.47      $43.76      $34.27
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations

Net investment income                                                             0.01        0.12        0.27
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                           (7.79)     (14.81)      14.93
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                                 (7.78)     (14.69)      15.20
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:

Net income and net realized short-term capital gains                                --       (0.14)      (0.40)
----------------------------------------------------------------------------------------------------------------
Net realized long-term capital gains                                                --       (2.46)      (5.31)
----------------------------------------------------------------------------------------------------------------
Total Distributions                                                                 --       (2.60)      (5.71)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $18.69      $26.47      $43.76
----------------------------------------------------------------------------------------------------------------
Total Return                                                                    (29.39)%    (34.37)%     45.89%
----------------------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:

Net assets, end of period (000s)                                               $12,100     $17,917     $28,153
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment (expenses in excess of) income                                     0.05%       0.33%       0.86%
----------------------------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements                                      0.99%/3/    0.80%/4/    0.72%
----------------------------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements                                     1.14%/3/    0.85%/4/      --%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             14%/5/      11%/6/      17%
----------------------------------------------------------------------------------------------------------------

Financial Highlights
Institutional Class Shares
(for a share outstanding throughout each period)
                                                                           For the Period
                                                                           June 4, 1998/1/
                                                                                  through
                                                                             December 31,
                                                                                     1998
Per Share Operating Performance:

Net Asset Value, Beginning of Period                                               $23.26
---------------------------------------------------------------------------------------------
Income from Investment Operations

Net investment income                                                                0.06
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                              12.17
---------------------------------------------------------------------------------------------
Total from Investment Operations                                                    12.23
---------------------------------------------------------------------------------------------
Distributions to Shareholders:

Net income and net realized short-term capital gains                                (0.31)
---------------------------------------------------------------------------------------------
Net realized long-term capital gains                                                (0.91)
---------------------------------------------------------------------------------------------
Total Distributions                                                                 (1.22)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                     $34.27
---------------------------------------------------------------------------------------------
Total Return                                                                        53.95%
---------------------------------------------------------------------------------------------
Supplemental Data and Ratios:

Net assets, end of period (000s)                                                     $813
---------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment (expenses in excess of) income                                        0.49%/2/
---------------------------------------------------------------------------------------------
Expenses after waivers and/or reimbursements                                         0.83%/2/
---------------------------------------------------------------------------------------------
Expenses before waivers and/or reimbursements                                          --%
---------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                14%
---------------------------------------------------------------------------------------------

 /1/ Commencement of operations.
 /2/ Annualized.
 /3/ The expense ratio of the Communications Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the period January 1, 2001 to April 27, 2001 were 0.25% after waivers and 0.30% before waivers. The annual expense ratios incurred by the Institutional Class at the Fund level for the year ended December 31, 2001 were 0.74% after fee waivers and 0.84% before fee waivers.
 /4/ This ratio excludes custody credits. The expense ratio of the Communications Portfolio is included in this ratio and is annualized for the period September 29, 2000 to December 31, 2000. The actual expense ratios incurred for the period by the Portfolio were 0.19% after fee waivers and 0.23% before fee waivers.
 /5/ Beginning on April 27, 2001, the Communications Portfolio was closed. The Communications Fund reverted to being a stand-alone fund. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.
 /6/ Beginning on September 29, 2000, the Flag Investors Communications Fund (the 'Fund') became a feeder fund of the Communications Portfolio and portfolio turnover rate was no longer applicable to the Fund. Portfolio turnover is for the period January 1, 2000 through September 28, 2000. The annual portfolio turnover rate for the period 1/1/00 through 12/31/00 was 15%. It includes the purchase and sale of portfolio securities of the Flag Investors Communications Fund, Inc. as a stand-alone fund in addition to the activity of the Communications Portfolio.


--------------------------------------------------------------------------------

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated May 1, 2002 which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                   Deutsche Asset Management Service Center
                   P.O. Box 219210
                   Kansas City, MO 64121-9210
or call toll-free: 1-800-730-1313

You can find reports and other information about the Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the Public Reference Room, call the SEC at 202-942-8090.


Flag Investors Communications Fund, Inc.                            CUSIP #338331101
Institutional Class                                                 COMMIPRO (05/02)
                                                                    811-3883

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                       STATEMENT OF ADDITIONAL INFORMATION


                  ____________________________________________


                    FLAG INVESTORS COMMUNICATIONS FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                  ____________________________________________


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                     NOT A PROSPECTUS. IT SHOULD BE READ IN
                   CONJUNCTION WITH A PROSPECTUS. THE AUDITED
                 FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED

        IN THE FUND'S ANNUAL REPORT, AND ADDITIONAL FINANCIAL INFORMATION
           IS INCLUDED IN THE FUND'S SEMI-ANNUAL REPORT WHICH HAS BEEN
                          FILED ELECTRONICALLY WITH THE
                    SECURITIES AND EXCHANGE COMMISSION AND IS
                       INCORPORATED BY REFERENCE INTO THIS
                 STATEMENT OF ADDITIONAL INFORMATION. A COPY OF
              EACH PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED
                  WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR
                     SHAREHOLDER SERVICE AGENT OR BY WRITING
                     OR CALLING THE FUND, ONE SOUTH STREET,
                   BALTIMORE, MARYLAND 21202, (800) 730-1313.




             Statement of Additional Information Dated May 1, 2002,

                 relating to the Prospectuses Dated May 1, 2002

                                TABLE OF CONTENTS


                                                                                         Page
                                                                                         ----
GENERAL INFORMATION AND HISTORY                                                            1
INVESTMENT OBJECTIVE AND POLICIES                                                          1
     Investments in Investment Grade Securities                                            2
     Below Investment Grade Securities                                                     2
     Investment in Securities of Foreign Issuers                                           3
     Initial Public Offerings                                                              3
     Restricted Securities                                                                 4
     Repurchase Agreements                                                                 4
     Lending of Portfolio Securities                                                       4
     Covered Call Options                                                                  5
     Investment Restrictions                                                               5
VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTIONS                                         6
     Valuation of Shares                                                                   6
     Subscriptions                                                                         7
     Redemptions                                                                           7
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS                                       7
     Qualification as a Regulated Investment Company                                       8
     Fund Distributions                                                                    8
     Sale, Exchange or Redemption of Fund Shares                                           9
     Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation        9
     State and Local Tax Considerations                                                   10
MANAGEMENT OF THE FUND                                                                    10
     Directors and Officers                                                               10
     Information Concerning Directors and Officers                                        10
     Director Ownership in the Fund                                                       14
     Ownership in Securities of the Advisors and Related Companies                        15
     Information Concerning Committees and Meetings of Directors                          16
     Code of Ethics                                                                       18
INVESTMENT ADVISORY AND OTHER SERVICES                                                    19
     Advisory Contract Approval                                                           19
ADMINISTRATOR                                                                             20
DISTRIBUTION OF FUND SHARES                                                               21
BROKERAGE                                                                                 24
CAPITAL STOCK                                                                             26
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES                                         26
INDEPENDENT ACCOUNTANTS                                                                   27
LEGAL MATTERS                                                                             27
PERFORMANCE INFORMATION                                                                   27
        Average Annual Total Returns (Before Taxes)                                       28
        Average Annual Total Returns (After Taxes on Distributions)                       28
        Average Annual Total Returns (After Taxes on Distributions and Redemption)        29
        Aggregate Total Returns (Before Taxes)                                            30
        Other Non-Standardized Total Return Calculations                                  30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                                       33
FINANCIAL STATEMENTS                                                                      33
APPENDIX A                                                                                34

GENERAL INFORMATION AND HISTORY

         Flag Investors Communications Fund, Inc. (the `Fund') is an open-end management investment company that was originally designed to provide both convenience and professional investment management to shareholders of the former American Telephone and Telegraph Company (`AT&T') after AT&T's divestiture and reorganization in January 1984. Prior to May 1, 1998 the Fund was known as the Flag Investors Telephone Income Fund, Inc. Effective May 7, 2001, Deutsche Asset Management changed the name of its `Flag Investors' family of mutual funds to `Deutsche Asset Management'. This change did not affect the name of the Fund, but resulted in modifications to the presentation of the Fund's prospectuses, periodic reports and other publications on behalf of the Fund.

         The Fund currently offers four classes of shares: Flag Investors Communications Fund Class A Shares (`Class A Shares'), Flag Investors Communications Fund Class B Shares (`Class B Shares'), Flag Investors Communications Fund Class C Shares (`Class C Shares') and Flag Investors Communications Fund Institutional Class (`Institutional Class') (collectively, the `Shares'). As used herein, the `Fund' refers to Flag Investors Communications Fund, Inc. and specific references to any class of the Fund's shares will be made using the name of such class.

         The Fund was organized as a Maryland corporation on October 18, 1983 and began operations on January 18, 1984. On May 20, 1985, the Fund reorganized as a Massachusetts business trust and on January 19, 1989, it reorganized as a Maryland corporation pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on December 6, 1988. The Fund began offering the Class B Shares on January 3, 1995, the Institutional Class on June 4, 1998 and the Class C Shares on October 28, 1998.

         On August 31, 2000, Shareholders of the Fund voted to approve converting the Fund to a master-feeder arrangement. On September 29, 2000, the Fund became a feeder of the Communications Portfolio of Flag Investors Portfolios Trust (now known as Deutsche Investors Portfolios Trust). On March 27, 2001, the Board of Directors of the Fund approved terminating the master-feeder arrangement and converting the Fund back to a stand-alone Fund. On April 27, 2001, the Fund became a stand-alone fund.



         Important information concerning the Fund is included in the Fund's Prospectuses, which may be obtained without charge from the Fund, the Fund's distributor (the `Distributor') or from Participating Dealers that offer Shares to prospective investors. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the Securities and Exchange Commission (the `SEC'). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         Under a license agreement dated September 1, 2000, as amended May 1, 2001 between the Fund and Deutsche Banc Alex. Brown LLC (predecessor to Deutsche Bank Securities Inc. (`DBSI')), DBSI licenses the `Flag Investors' name and logo to the Fund, but retains the rights to the name and logo, including the right to permit other investment companies to use them.

INVESTMENT OBJECTIVE AND POLICIES

         The Fund's investment objective is to maximize total return. The Fund will seek to achieve this objective through a combination of long-term growth of capital and, to a lesser extent, current income. In seeking this objective, the Fund invests primarily in common stock, securities convertible thereto and debt obligations of companies in the communications field. For this purpose, companies would be considered to be in the `communications field' if they were engaged in the research, development, manufacture or sale of communications services, technology, equipment or products. Companies would be considered to be `engaged' in the research, development, manufacture or sale of communications services, technology, equipment or products if they derived at least 50% of their revenues from such activities. Although the Fund concentrates its investments among 30-50 telephone and telecommunications companies, the Fund's investment advisor and sub-advisor follow over 200 potential investments in order to take advantage of the expanding, global nature of the communications field.

         The Fund's investment advisor (the `Advisor') and sub-advisor (the `Sub-Advisor'), collectively, (the `Advisors'), believe that investing in a portfolio of securities of companies in the communications field affords an attractive opportunity for achieving maximum total return. Effective communication through the transmission of voice, pictures and data is becoming increasingly important and the communications field now embraces a wide variety of products and services, such as local and long distance telephone service, wireless service (eg, cellular telephone or paging services), video, telecommunications equipment, media, and information technology. Information technology combines data processing and telecommunications to support more efficient and economical business processes and consumer activities. The rapidly improving performance and declining cost of transmission have helped the global expansion of information technology. For example, businesses have an increasing need to connect to remote users such as employees, suppliers and customers. Customers are increasingly relying on telephone-based applications like on-line banking and shopping to save time and money. Worldwide telecommunications market expansion will create opportunities for established and emerging providers of telecommunications products and services. Although new, high growth technologies are being adopted at an increasing rate, commercial acceptance still lags the introduction of new products and services. Traditional communications companies, such as telephone companies, are positioned to serve the existing and developing needs of their customer base with a combination of current and new offerings. Evolving user requirements have also led to the development of separate industry segments, outside the local telephone and long distance businesses, which enable non-traditional telecommunications providers a chance to benefit from the growing worldwide demand for voice, data and video services.

         There can be no assurance that the Fund's investment objective will be achieved. The Fund's investment objective may not be changed by the Board of Directors without shareholder approval.

         Under normal circumstances, the Fund will invest at least 80% of its assets, at the time the security is purchased, in securities of companies in the communications field, securities convertible thereto and debt obligations of companies in the communications field, as defined above. This policy may be changed by the Board of Directors, upon 60 days written notice to shareholders. Depending on the circumstances, the Fund may temporarily and for defensive purposes invest up to 100% of its assets in money market instruments and in other investment grade income-producing securities.

Investments in Investment Grade Securities

         In general, the Fund will invest in investment grade debt obligations that are rated, at the time of purchase, BBB or higher by Standard and Poor's Ratings Group (`S&P') or Baa or higher by Moody's Investors Service, Inc. (`Moody's'), or, if unrated, determined to be of comparable quality by the Advisors, under criteria approved by the Fund's Board of Directors. Investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics.

Below Investment Grade Securities

         Up to 10% of the Fund's total assets (measured at the time of the investment) may be invested in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's and unrated securities of comparable quality). Securities that were investment grade at the time of purchase but are subsequently downgraded to BB/Ba or lower will be included in the 10% category. In the event any security owned by the Fund is downgraded, the Advisors will review the situation and take appropriate action, but will not automatically be required to sell the security. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in non-convertible securities that are below investment grade. These ratings range in descending order of quality from AAA to D (though the Fund will not purchase securities rated, at the time of purchase, below C), in the case of S&P, and from Aaa to C, in the case of Moody's. The Fund may purchase debt obligations that carry ratings lower than those assigned to investment grade bonds by Moody's or S&P, or that are unrated if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds are generally known as `junk bonds.' These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting of both income and capital gains. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal.

         Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but also by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

         Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for junk bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for junk bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable objective data available.

Investment in Securities of Foreign Issuers

         From time to time, the Fund may invest in American Depositary Receipts (`ADRs'), which are interests in securities of foreign companies, and up to 10% of the Fund's total assets in debt and equity securities of issuers not publicly traded in the United States, when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk.

Initial Public Offerings (IPOs)

         The Fund may invest in IPOs but historically has not done so to a significant degree. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified effect on Fund performance depending on market conditions.

Restricted Securities

         The Fund may invest in securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (`Rule 144A Securities') that have been determined to be liquid by the Advisors under standards approved by the Fund's Board of Directors, and may invest up to 10% of its net assets in Rule 144A Securities that are illiquid (see `Investment Restrictions'). Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Repurchase Agreements

         The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the Fund's holding period. The value of the collateral will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the US Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Lending of Portfolio Securities

         The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended (the `1940 Act') or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower `marks to the market' on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisors to be of good standing and when, in the judgment of the Advisors, the consideration that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the borrower, will be considered in making decisions with respect to the lending of securities.

         At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

Covered Call Options

         In an attempt to earn additional income, and as a means of protecting the Fund's assets against market declines, the Fund may, to a limited extent, write covered call option contracts on certain of its securities and purchase call options for the purpose of eliminating outstanding contracts.

         When the Fund writes a call option on securities that it owns, it gives the purchaser of the option the right to buy the securities at the price specified in the option (the `Exercise Price') at any time prior to the expiration of the option. In the strategy to be employed by the Fund, the Exercise Price, plus the option premium paid by the purchaser, is almost always greater than the market price of the underlying security at the time the option is written. If any option is exercised, the Fund will realize the long-term or short-term gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options will be written when the Advisors believe the security should be held for the long term but expect no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

         Only call options that are traded on a national securities exchange will be written. Call options are issued by the Options Clearing Corporation (`OCC'), which also serves as the clearinghouse for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by the OCC or the exchanges. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

         The Fund may write options contracts on its securities up to 20% of the value of its net assets at the time such options are written. The Fund will not sell the securities against which options have been written (uncover the options) until after the option period has expired, the option has been exercised or a closing purchase has been executed.

         Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the existing call option. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Board of Directors believes that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Advisors may also permit the call option to be exercised. A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. A profit or loss from an option exercised will be realized depending upon whether the cost of the securities sold through the exercise, minus the premium received on the option, is less or more than the proceeds of the exercise.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectuses, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of outstanding shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:

1) Invest less than 65% of its total assets in the communications field, except as described in the Prospectuses, (otherwise the Fund will not concentrate more than 25% of its total assets in securities of issuers in any industry);

2) Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

3) Borrow money, except as a temporary measure for extraordinary or emergency purposes in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing;

4)   Invest in real estate or mortgages on real estate;

5) Purchase or sell commodities or commodities contracts, provided that the Fund may invest in financial futures and options on such futures;

6) Act as an underwriter of securities within the meaning of the US federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7)   Issue senior securities; or

8) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements as described in this Registration Statement.

         The following investment restrictions may be changed by a vote of the majority of the Board of Directors. The Fund will not:

1) Invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law;

2) Invest more than 10% of the value of its net assets in illiquid securities (as defined under federal and state securities laws); and

3) Invest less than 80% of its assets in the communications field, except as described in the Prospectuses.


VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTIONS

Valuation of Shares

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, which is ordinarily 4:00 pm (Eastern Time) each day on which the New York Stock Exchange is open for business (a `Business Day'). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These `late day' agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

         When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board of Directors. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

     Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Board of Directors, although the actual calculation may be done by the Fund's service providers.

Subscriptions

        Under normal circumstances, the Fund will sell Shares by check or wire transfer of funds, as described in the Prospectuses. Shareholders may opt to subscribe to the Fund in whole or in part by a contribution of readily available marketable securities to the Fund's portfolio that meet the Fund's objective, as determined by the Advisors. Contact the Deutsche Asset Management Service Center at 1-800-730-1313 for further information.

Redemptions

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares in cash. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders, the Fund will make payment of the redemption price in whole or in part by a distribution of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under `Valuation of Shares,' and such valuation will be made as of the same time the redemption price is determined. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the `Code') and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company (`RIC') under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income (including, generally, certain gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than US Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. In addition, as discussed below, a federal excise tax may be imposed in the event the Fund fails to meet certain additional distribution thresholds.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses (`net capital gains'). If such gains are distributed as a capital gain distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, distributions from the Fund will qualify for the corporate dividends-received deduction.

         Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

         You should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. You will be taxed on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to your purchase.

         The Fund will provide you an annual statement describing the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction, if any.

Sale, Exchange or Redemption of Fund Shares

         The sale, exchange or redemption of a Fund share is a taxable event for you. Generally, gain or loss on the sale, exchange or redemption of a Fund Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gain distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold, at the applicable withholding rate, and remit to the United States Treasury distributions payable to you if you (1) have failed to provide a correct tax identification number, (2) are subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends,
(3) have failed to certify to the Fund that you are not subject to backup withholding, or (4) have failed to certify that you are a US person (including a US resident alien).

Federal Excise Tax; Miscellaneous Considerations; Effect of Future Legislation

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all excise taxes.

         If you are a non-US investor in the Fund you may be subject to US withholding and estate tax, as well as foreign taxes and are encouraged to consult your tax advisor prior to investing in the Fund.

State and Local Tax Considerations

         Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor and Sub-Advisor or other service providers. Each Director holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

         The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an `interested person' of the Fund (as defined in the 1940 Act) (an `Independent Director'). Information for each Non-Independent Director (an `Interested Director') follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the Fund's advisors and/or underwriter or their affiliates. The mailing address for the Directors and Officers with respect to Fund operations is One South Street, Baltimore, Maryland, 21202.

Information Concerning Directors and Officers

  ------------------------------------------------------------------------------------------------------------
  Name, Birth date and          Business Experience and Directorships During the            Number of Funds in
  Position with the Fund        Past 5 Years                                                the Fund Complex
                                                                                            Overseen by
                                                                                            Director/1/
  ------------------------------------------------------------------------------------------------------------
      Independent Directors
  ------------------------------------------------------------------------------------------------------------
  Richard R. Burt               Chairman, IEP Advisors, Inc. (July 1998 to present);             25
  2/3/47                        Chairman of the Board, Weirton Steel Corporation (April
  Director since 1999.          1996 to present); Member of the Board, Archer Daniels
                                Midland Company (agribusiness operations) (October
                                1996 to present), Hollinger International, Inc.
                                (publishing) (1995 to present), HCL Technologies
                                (information technology) (April 1999 to present),
                                Anchor Gaming (gaming software and equipment)
                                (March 1999 to
--------------------------------------------------------------------------------------------------------------


-----------------------

/1/ As of March 31, 2002 the total number of Deutsche Asset Management funds (the `Fund Complex') was 71.

------------------------------------------------------------------------------------------------------------
                              present); Director, UBS Mutual Funds (formerly
                              known as Brinson and Mitchell Hutchins families of funds)
                              (registered investment companies) (1995 to present); and
                              Member, Textron Corporation International Advisory
                              Council (July 1996 to present). Formerly, Partner,
                              McKinsey & Company (consulting) (1991-1994); Member
                              of the Board, Homestake Mining (mining and exploration)
                              (1998-February 2001); and U.S. Chief Negotiator in Strategic
                              Arms Reduction Talks (START) with former Soviet Union and
                              U.S. Ambassador to the Federal Republic of Germany (1985-1991).

------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman            Private Equity Investor (1997 to present); Director,
5/27/37                       Soundview Technology Group Inc. (investment banking)
Director since 1998.          (July 1998 to present), Corvis Corporation, (optical
                              networks) (July 2000 to present), The Nevis Fund                     23
                              (registered investment company) (July 1999 to present),
                              Brown Investment Advisory & Trust Company (February 2001
                              to present) and ISI Family of Funds (registered
                              investment companies) (March 1998 to present).
                              Formerly, Director, Circon Corp. (medical instruments)
                              (November 1998-January 1999); President and Chief
                              Executive Officer, The National Association of
                              Securities Dealers, Inc. and The NASDAQ Stock Market,
                              Inc., (1987-1997); Director, Flag Investors Emerging
                              Growth Fund, Inc. (now known as Emerging Growth Fund,
                              Inc.) and Flag Investors Short-Intermediate Income Fund,
                              Inc. (now known as Short-Intermediate Income Fund, Inc.)
                              (registered investment companies) (resigned 2000);Chief
                              Operating Officer of Alex. Brown & Sons Incorporated
                              (now Deutsche Bank Securities Inc.) (1985-1987) and
                              General Partner, Alex. Brown & Sons Incorporated (now
                              Deutsche Bank Securities Inc.), (1976-1985).

------------------------------------------------------------------------------------------------------------
Louis E. Levy                 Director, Household International (banking and finance)              25
11/16/32                      (1992 to present) and ISI Family of Funds (registered
Director since 1994.          investment companies) (1994 to present).  Formerly,
                              Chairman of the Quality Control Inquiry Committee,
                              American Institute of Certified Public Accountants
                              (1992-1998); Trustee, Merrill Lynch Funds for
                              Institutions (1991-1993); Adjunct Professor,
                              Columbia University-Graduate School of Business
                              (1991-1992); Director, Kimberly-Clark Corporation
                              (personal consumer products) (retired 2000) and
                              Partner, KPMG Peat Marwick (retired 1990).
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Eugene J. McDonald            Executive Vice President, Investment Counsel, Duke                25
7/14/32                       University (September 2000 to present); Advisory Board
Director since 1992.          Member, A.M. Pappas & Associates (life sciences
                              industry) (2000 to present) and Ashford Capital
                              Management (2000 to present); Committee Member,
                              North Carolina Treasurer's Office Investment
                              Advisory Committee (2001 to present); Director,
                              Victory Funds (registered investment companies)
                              (April 1993 to present); Lead Director, National
                              Commerce Bank Corporation (NCBC) (banking) (July
                              2000 to present); Principal and Chief Investment
                              Officer, Quellos Private Capital Markets, LLC
                              (investments) (September 2001 to present);
                              Director, RedHat, Inc. (software) (July 2000 to
                              present) and Incara Pharmaceuticals (June 2001 to
                              present). Formerly, Chairman, Winston Hedged
                              Equity Group (July 2000 - August 2001); Executive
                              Vice Chairman and Director, Central Carolina Bank
                              & Trust (banking) (January 1998 - July 2000);
                              Director, AMBAC Treasurers Trust (registered
                              investment company) (July 1996 - August 1997), DP
                              Mann Holdings (insurance) (December 1996 -
                              December 1998), ISI Family of Funds (registered
                              investment companies) (1992 - 1999); President,
                              Duke Management Company (investments) (July 1990 -
                              September 2000) and Executive Vice President, Duke
                              University (education, research and health care)
                              (July 1984 - September 2000).

------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel              President and Chief Executive Officer, The Pew                    25
4/10/51                       Charitable Trusts (charitable foundation) (1994 to
Director since 1996.          present) and Director and Executive Vice President, The
                              Glenmede Trust Company (investment trust and
                              wealth management) (1994 to present). Formerly,
                              Executive Director, The Pew Charitable Trusts
                              (1988 - 1994) and Director, ISI Family of Funds
                              (registered investment companies) (1997 - 1999).

------------------------------------------------------------------------------------------------------------
Carl W. Vogt                  Senior Partner, Fulbright & Jaworski, L.L.P (law);                25
4/20/36                       Director, Yellow Corporation (trucking) (1996 to
Director since 1996.          present), American Science & Engineering (x-ray
                              detection equipment) (1997 to present) and ISI
                              Family of Funds (registered investment companies)
                              (1999 to present). Formerly, Chairman and Member,
                              National Transportation Safety Board (1992-1994);
                              Director, National Railroad Passenger Corporation
                              (Amtrak) (1991 - 1992); Member, Aviation System
                              Capacity Advisory Committee (Federal Aviation
                              Administration); President (interim) of Williams
                              College (1999-2000) and President, certain funds
                              in the Deutsche Asset Management Family of Funds
                              (formerly, Flag Investors Family of Funds)
                              (registered investment companies) (1999-2000).

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth           President, Robert H. Wadsworth Associates, Inc.                   25
1/29/40                       (consulting firm) (1982 to present), President and
Director since 1999.          Trustee, Trust for Investment Managers (registered
                              investment company) (1999 to present); Director, The
                              Germany Fund Inc. (1986 to present), The New Germany
                              Fund, Inc. (1992 to present) and Central European Equity
                              Fund, Inc. (1986 to present).  Formerly President,
                              Investment Company Administration, L.L.C. (1992*-July
                              2001); President, Treasurer and Director, First Fund
                              Distributors, Inc. (1990-January 2002); Vice President,
                              Professionally Managed Portfolios (1999-2002) and
                              Advisors Series Trust (1997-2002)(registered investment
                              companies); President, Guinness Flight Investment Funds,
                              Inc. (registered investment companies) (1994-1998).

                              * This is the inception date of the corporation, which was the predecessor to the LLC.

------------------------------------------------------------------------------------------------------------
Interested Directors
------------------------------------------------------------------------------------------------------------
Richard T. Hale/2/            Managing Director, Deutsche Bank Securities Inc.                  52
7/17/45                       (formerly Deutsche Banc Alex. Brown Inc.) (June 1999 to
Director since 1996.          present) and Deutsche Asset Management Americas (June
                              1999 to present); Director and President,
                              Investment Company Capital Corp. (registered
                              investment advisor) (April 1996 to present) and
                              Deutsche Asset Management Mutual Funds (1989 to
                              present); Director, Deutsche Global Funds, Ltd.
                              (January 2000 to present), CABEI Fund (June 2000
                              to present) and North American Income Fund
                              (September 2000 to present); Vice President,
                              Deutsche Asset Management, Inc. (September 2000 to
                              present). Chartered Financial Analyst. Formerly,
                              Director, ISI Family of Funds (registered
                              investment companies) (1992 - 1999).

------------------------------------------------------------------------------------------------------------


-------------------------

/2/ Messrs. Semans and Hale are directors who are `Interested Persons' within the meaning of Section 2(a)(19) of the 1940 Act.  Mr.
     Hale is the President and a Director of the Fund's Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.  Mr. Semans is deemed to be an `Interested Person' by virtue of his son's employment with Deutsche Bank Securities Inc.

    ------------------------------------------------------------------------------------------------------------
    Truman T. Semans/2/        Vice Chairman, Brown Investment Advisory & Trust Company              25
    10/27/26                   (1993 to present); Director and Chairman, Virginia Hot
    Director since 1987.       Springs, Inc. (property management) (1991 to present)
                               and Director of Upstate (biotechnology) (1994 to present).
                               Formerly, Managing Director and Vice Chairman, Alex. Brown
                               & Sons Incorporated (Deutsche Bank Securities Inc.) (1974
                               - 1998); Director, Investment Company Capital Corp.
                               (registered investment advisor) (1996 - 2000) and
                               Director, ISI Family of Funds (registered investment
                               companies) (1997 - 1999).

    ------------------------------------------------------------------------------------------------------------
    Officers
    ------------------------------------------------------------------------------------------------------------
    Richard T. Hale            See information provided under Interested Directors.
    President
    ------------------------------------------------------------------------------------------------------------
    Amy Olmert                 Director, Deutsche Asset Management (1999 to present)
    Secretary                  and Certified Public Accountant.  Formerly, Vice
    since 1997.                President, BT Alex. Brown Incorporated (Deutsche Bank
    5/14/63                    Securities Inc.) (1997-1999) and Senior Manager and
                               other positions, Coopers & Lybrand L.L.P.
                               (PricewaterhouseCoopers LLP) (1988-1997).

    ------------------------------------------------------------------------------------------------------------
    Daniel O. Hirsch           Director, Deutsche Asset Management (1999 to present).
    Assistant Secretary        Formerly, Principal, BT Alex. Brown Incorporated
    since 1999.                (Deutsche Bank Securities Inc.) (1998-1999) and
    3/27/54                    Assistant General Counsel, United States Securities and
                               Exchange Commission (1993-1998).

    ------------------------------------------------------------------------------------------------------------
    Charles A. Rizzo           Director, Deutsche Asset Management (April 2000 to
    Treasurer                  present); Certified Public Accountant and Certified
    since 1999.                Management Accountant.  Formerly, Vice President and
    8/5/57                     Department Head, BT Alex. Brown Incorporated (Deutsche
                               Bank Securities Inc.) (1998-1999) and Senior Manager,
                               Coopers & Lybrand L.L.P. (PricewaterhouseCoopers LLP)
                               (1993-1998).

    ------------------------------------------------------------------------------------------------------------


Director Ownership in the Fund


    ---------------------------------------------------------------------------------------------------------
                                                                         Aggregate Dollar Range of
                                                                         Ownership as of December 31, 2001
                                 Dollar Range of Beneficial Ownership    in all Funds Overseen by Director
    Director                     in the Fund/1/                          in the Fund Complex/2/
    ---------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------
    Independent Directors
    ---------------------------------------------------------------------------------------------------------
    Richard R. Burt              $10,001-$50,000                         Over $100,000
    ---------------------------------------------------------------------------------------------------------
    Joseph R. Hardiman           $10,001-$50,000                         Over $100,000
    ---------------------------------------------------------------------------------------------------------
    Louis E. Levy                $10,001-$50,000                         Over $100,000
    ---------------------------------------------------------------------------------------------------------
    Eugene J. McDonald           Over $100,000                           Over $100,000
    ---------------------------------------------------------------------------------------------------------
    Rebecca W. Rimel             $50,001-$100,000                        Over $100,000
    ---------------------------------------------------------------------------------------------------------
    Carl W. Vogt                 None                                    Over $100,000
    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------
                                                                         Aggregate Dollar Range of
                                                                         Ownership as of December 31, 2001
                                 Dollar Range of Beneficial Ownership    in all Funds Overseen by Director
    Director                     in the Fund/1/                          in the Fund Complex/2/
    ---------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------
    Robert H. Wadsworth          $10,001-$50,000                         Over $100,000
    ---------------------------------------------------------------------------------------------------------
    Interested Directors
    ---------------------------------------------------------------------------------------------------------
    Richard T. Hale              $50,001-$100,000                        Over $100,000
    ---------------------------------------------------------------------------------------------------------
    Truman T. Semans             $1-$10,000                              Over $100,000
    ---------------------------------------------------------------------------------------------------------



/1/ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the `1934 Act') include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,000.

/2/  The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     over $100,000. Currently, the Fund Complex consists of the following: Flag Investors Communications Fund, Flag Investors Equity Partners Fund, Flag Investors Value Builder Fund, Emerging Growth Fund, Real Estate Securities Fund, Short-Intermediate Income Fund, Deutsche Bank Alex. Brown Cash Reserve Fund Prime Series, Deutsche Bank Alex. Brown Cash Reserve Fund Tax-Free Series, Deutsche Bank Alex. Brown Cash Reserve Fund Treasury Series, Top 50 World Fund, Top 50 World Portfolio, Top 50 US Fund, Top 50 US Portfolio, Top 50 Asia Fund, Top 50 Asia Portfolio, Top 50 Europe Fund, Top 50 Europe Portfolio, European Mid-Cap Fund, European Mid-Cap Portfolio, Japanese Equity Fund, Japanese Equity Portfolio, Global Financial Services Fund, Global Biotechnology Fund, Global Technology Fund, and Growth Opportunity Fund.


Ownership in Securities of the Advisors and Related Companies

         As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).


    ------------------------------------------------------------------------------------------------------
    Director                   Owner and         Company       Title of  Value of         Percent of
                               Relationship to                 Class     Securities on    Class on an
                               Director                                  an Aggregate     Aggregate
                                                                         Basis            Basis
    ------------------------------------------------------------------------------------------------------
    Richard R. Burt                              None
    ------------------------------------------------------------------------------------------------------
    Joseph R. Hardiman                           None
    ------------------------------------------------------------------------------------------------------
    Louis E. Levy                                None
    ------------------------------------------------------------------------------------------------------
    Eugene J. McDonald                           None
    ------------------------------------------------------------------------------------------------------
    Rebecca W. Rimel                             None
    ------------------------------------------------------------------------------------------------------
    Carl W. Vogt                                 None
    ------------------------------------------------------------------------------------------------------
    Robert H. Wadsworth                          None
    ------------------------------------------------------------------------------------------------------

Information Concerning Committees and Meetings of Directors

         The Board of Directors of the Fund met seven times during the fiscal year ended December 31, 2001 and each director attended at least 80% of the meetings of the Board and meetings of the committees of the Board of Directors on which such director served.

         Messrs. McDonald, Burt, Levy, Hale, Semans and Wadsworth comprise the Pricing Committee which was constituted to consider and act upon all questions relating to valuation of the securities in the Fund's portfolio which may arise between meetings of the Directors. The Pricing Committee met once during the fiscal year ended December 31, 2001.

         The Fund has an Audit Committee consisting of Messrs. Levy, Burt, Hardiman, McDonald, Vogt, Wadsworth and Ms. Rimel. All of the members of the Audit Committee are `independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2001, the Audit Committee met four times. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.

         The Nominating Committee, which meets when necessary, consists of Messrs. McDonald, Burt, Hardiman, Levy, Vogt, Wadsworth, and Ms. Rimel. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. During the fiscal year ended December 31, 2001, the Nominating Committee did not meet.

         The Compensation Committee, which meets when necessary, consists of Messrs. Hardiman, Burt, Levy, McDonald, Vogt, Wadsworth and Ms. Rimel. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended December 31, 2001, the Compensation Committee met once.

         The Executive Committee, which meets periodically, consists of Messrs. McDonald, Burt, Hardiman, Levy, Vogt, Wadsworth and Ms. Rimel. The Executive Committee makes recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers. During the fiscal year ended December 31, 2001, the Executive Committee met four times.

         Directors and Officers of the Fund are also directors and Officers of some or all of the other investment companies managed, advised, or administered by Investment Company Capital Corporation (`ICCC') or its affiliates. These funds are part of the Fund Complex, which includes all the funds that formerly were part of the Flag Investors Fund Complex as well as other funds. Mr. Semans serves as Chairman of six funds and as a Director of 19 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds and as President of each fund in the Fund Complex, as well as Director or Trustee of 52 funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Levy, McDonald, Vogt and Wadsworth serve as Directors of 25 funds in the Fund Complex. Mr. Hardiman serves as a Director of 23 funds in the Fund Complex. Mr. Rizzo serves as Treasurer of each fund in the Fund Complex. Ms. Olmert serves as Secretary of 25 funds and Mr. Hirsch serves as Assistant Secretary of 25 funds in the Fund Complex.

         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, DBSI in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are Officers or Directors of Deutsche Asset Management or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended December 31, 2001, Independent Directors' fees attributable to the assets of the Fund totaled $60,651.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended December 31, 2001.


                                                 COMPENSATION TABLE
Name of Person, Position                                                              Total Compensation From the
                                    Aggregate Compensation         Pension or        Fund and Fund Complex Payable
                                     From the Fund for the     Retirement Benefits    to Directors for the Fiscal
                                       Fiscal Year Ended       Accrued as Part of             Year Ended
                                       December 31, 2001          Fund Expenses            December 31, 2001
--------------------------------------------------------------------------------------------------------------------
Truman T. Semans/2/                           $0                       $0                         $0
Chairman
Richard T. Hale/2/                            $0                       $0                         $0
Director/President
Richard R. Burt                           $7,348.22/3/                 $0/1/           $39,000 for service on 25
Director                                                                               Funds in the Fund Complex
Joseph R. Hardiman                        $7,386.34/3/                 $0/1/           $39,000 for service on 23
Director                                                                               Funds in the Fund Complex
Louis E. Levy                             $8,530.04/3/                 $0/1/           $49,000 for service on 25
Director                                                                               Funds in the Fund Complex
Eugene J. McDonald                        $8,530.04/3/                 $0/1/           $49,000 for service on 25
Director                                                                               Funds in the Fund Complex
Rebecca W. Rimel                          $7,348.22/3/                 $0/1/           $39,000 for service on 25
Director                                                                               Funds in the Fund Complex
Carl W. Vogt                              $7,348.22/3/                 $0/1/           $39,000 for service on 25
Director                                                                               Funds in the Fund Complex
Robert H. Wadsworth                       $7,348.22/3/                 $0/1/           $39,000 for service on 25
Director                                                                               Funds in the Fund Complex


--------------------

/1/ Certain funds in the Fund Complex adopted a Retirement Plan for eligible
    Directors, as described below. The actuarially computed pension expense for the Fund for the year ended December 31, 2001 was approximately $98,928.
/2/ A Director who is an `interested person' as defined in the 1940 Act.
/3/ Of the amounts payable to Messrs. Burt, Hardiman, Levy, McDonald, Vogt and
    Wadsworth and Ms. Rimel, $7,348.22, $7,386.34, $0, $8,530.04, $7,348.22,
    $7,348.22 and $7,348.22, respectively, was deferred pursuant to a deferred compensation plan.

         Certain funds in the Fund Complex adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's administrator or its respective affiliates (the `Retirement Plan'). The Retirement Plan is unfunded and unvested. On February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Retirement Plan, voted to amend the Retirement Plan effective January 1, 2001 as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Retirement Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 or 10 years of service based on a 10% per year service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 1, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

         Under the Retirement Plan in effect until December 31, 2000, the Fund has one participant, a Director who retired effective December 31, 1996, who qualified for the Retirement Plan by serving fourteen years as a Director and who will be paid a quarterly fee of $4,875 by certain funds in the Fund Complex for the rest of his life. Such fees are allocated to certain funds in the Fund Complex based upon the relative net assets of such funds to the Fund Complex.

         Any Director who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, Levy, McDonald, Vogt, Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, provided that the access persons comply with the provisions of the advisor's or sub-advisor's codes of ethics and requires that each of these codes be approved by the Board of Directors. In addition, the Fund's code contains reporting requirements applicable to the Independent Directors of the Fund.

         The Fund's advisor, Investment Company Capital Corporation (`ICCC' or the `Advisor') has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Advisor's Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Code's preclearance requirements. In addition, the Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

         The Fund's sub-Advisor, Alex. Brown Investment Management (`ABIM' or the `Sub-Advisor') has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Advisor's Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Code's preclearance requirements. In addition, the Code also provides for trading `blackout periods' that prohibit trading by personnel within periods of trading by the Fund in the same security. The Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

         These codes of ethics are on public file with, and are available from, the SEC.

        The Company's principal underwriter, ICC Distributors, Inc., is not required to adopt a Code of Ethics as it meets the exception provided by Rule 17j-1(c)(3) under the 1940 Act.

INVESTMENT ADVISORY AND OTHER SERVICES

        ICCC, the investment advisor, is an indirect subsidiary of Deutsche Bank AG. ABIM, the Fund's sub-advisor, is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owens, Inc. a company organized by three employees of ABIM. ICCC also serves as investment advisor and ABIM serves as sub-advisor to other funds in the Deutsche Asset Management family of funds.

        Under the Investment Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to ABIM provided that ICCC continues to supervise the activities of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICCC without reimbursement by the Fund for any costs. Neither ICCC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICCC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and ABIM to the Fund are not exclusive and ICCC and ABIM are free to render similar services to others.

        As compensation for its services, ICCC is entitled to receive a fee from the Fund, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 1.00% of the first $100 million, 0.90% of the next $100 million, 0.85% of the next $100 million, 0.80% of the next $200 million, 0.73% of the next $500 million, 0.68% of the next $500 million and 0.65% of that portion exceeding $1.5 billion. As compensation for its services, ABIM is entitled to receive a fee from ICCC, payable from its advisory fee, calculated daily and paid monthly, at the following annual rates based upon the Fund's average daily net assets: 0.65% of the first $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $500 million, 0.42% of the next $500 million, 0.40%of that portion in excess of $1.5 billion and 0.30% of the aggregate net assets of the Fund, Flag Investors Equity Partners Fund, Inc. and Flag Investors Value Builder Fund, Inc. that exceed $3.75 billion. The Advisor and Sub-Advisor may waive its fees from time to time.

Advisory Contract Approval

        Both the Investment Advisory Agreement and the Sub-Advisory Agreement have an initial term of two years and continue in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Directors of the Fund's Board who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose (as defined under `Capital Stock'). In approving the continuation of the Fund's investment Advisory Agreement and Sub-Advisory Agreement, the Board, including the Independent Directors, carefully considered
(1) the nature and quality of services to be provided to the Fund; (2) the Advisors' compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisors benefited, at least indirectly from certain securities lending, custody and brokerage relationships between the Fund and affiliates of the Advisors (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisors received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

        ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian (See the section entitled `Custodian, Transfer Agent and Accounting Services.')

ADMINISTRATOR

        ICCC serves as Administrator of the Fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, other than portfolio management and distribution; (b) provide the Fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the Fund's Board of Directors; (c) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the Fund's Board of Directors; (d) supervise the operations of the Fund's transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

        Under the Administrative Services Appendix to the Master Services Agreement, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the Fund's average daily net assets. ICCC, acting as the Fund's Administrator and Advisor, has contractually agreed to waive its fees equal to 0.15% of the Fund's average daily net assets until at least April 30, 2003. This agreement may be extended for another period, provided such continuance is specifically approved at least annually by the vote of a majority of the Board of Directors of the Fund.

        The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Fund's Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

        The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.

        Advisory and Administrative fees paid by the Fund to ICCC and sub-advisory fees paid by ICCC to ABIM for the last three fiscal years were as follows:


                                     Year Ended December 31,
     -------------------------------------------------------------------------------

                                        2001              2000             1999
                                        ----              ----             ----
     Advisory Fees                  $10,377,489/1/    $15,103,008/4/    $11,892,502
     -------------------------------------------------------------------------------
     Sub-Advisory Fees              $ 6,503,180       $10,099,422       $ 8,337,647
     -------------------------------------------------------------------------------
     Administrator Fees             $ 2,026,666/2/    $ 1,075,383/5/    $         0
     -------------------------------------------------------------------------------
     Fee Waiver                     $ 2,026,741/3/    $ 1,075,339/6/    $         0
     -------------------------------------------------------------------------------
     Net Fees                       $10,377,414       $15,103,052       $11,892,502
     -------------------------------------------------------------------------------



   /1/For the period from January 1, 2001 to April 27, 2001, the Communications
      Portfolio (as part of the master-feeder structure) paid advisory fees to ICCC in the amount of $4,088,505.
   /2/For the period from January 1,2001 to April 27, 2001, ICCC received administrative fees from the Communications Portfolio (as part of the master-feeder structure) in the amount of $601,847.
   /3/For the period from January 1,2001 to April 27, 2001, ICCC waived administrative fees received from the Communications Portfolio (as part of the master-feeder structure) in the amount of $820,701.
   /4/The advisory fee paid to ICCC includes the entire period ended December
      31, 2000, which reflects new fee arrangements from September 1, 2000. On September 1, 2000, ICCC, the Fund's Advisor and Administrator, contractually agreed to an aggregate fee waiver equal to 0.15% of the Fund's average daily net assets. For the period from September 29, 2000 to December 31, 2000, the Communications Portfolio (as part of the master-feeder structure) paid advisory fees to ICCC in the amount of $3,911,385.
   /5/For the period from September 29, 2000 to December 31, 2000, ICCC received administrative fees from the Communications Portfolio (as part of the master-feeder structure) in the amount of $590,212.
   /6/For the period from September 29, 2000 to December 31, 2000, ICCC waived administrative fees received from the Communications Portfolio (as part of the master-feeder structure) in the amount of $804,834.

DISTRIBUTION OF FUND SHARES

        ICC Distributors, Inc. (`ICC Distributors' or the `Distributor') serves as the distributor of each class of the Fund's Shares pursuant to a Distribution Agreement (the `Distribution Agreement').

        The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectuses; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of its reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.

        The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the

Fund's outstanding Shares of the related class (as defined under `Capital Stock') or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

        ICC Distributors and certain broker-dealers (`Participating Dealers') have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated or assigned be either party, without penalty, upon ten days' written notice to the other party. Any Sub-Distribution Agreement may also be terminated at any time without penalty by the vote of a majority of the Fund's Independent Directors or by the vote of a majority of the outstanding voting securities of the Fund.

        With respect to Class A Shares, Class B Shares and Class C Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions to act as shareholder service agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as a distributor or Shareholder Service Agent or in other capacities for investment companies. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor, the Distributor or their respective affiliates will provide compensation out of their own resources for ongoing shareholder services. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Fund, according to interpretations by various bank regulatory authorities, financial institutions are not prohibited from acting in other capacities for investment companies, such as the shareholder service capacities described above. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Service Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Service Agents. Such financial institutions may impose separate fees in connection with these services.

        As compensation for providing distribution services as described above, the Fund will pay ICC Distributors, an annual fee, paid monthly equal to 0.25% of the average daily net assets of the Class A Shares, 0.75% of the average daily net assets of the Class B Shares and 0.75% of the average daily net assets of the Class C Shares. The Institutional Class does not incur distribution fees. With respect to the Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Service Agents. With respect to the Class B Shares and the Class C Shares, ICC Distributors expects to retain the entire distribution fee as reimbursement for front-end payments to Participating Dealers. In addition, with respect to the Class B Shares and the Class C Shares, the Fund will pay ICC Distributors a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the respective class. (See the Prospectuses.) ICC Distributors expects to allocate most of its shareholder servicing fee to Participating Dealers and Shareholder Service Agents. ICC Distributors does not receive compensation for distributing the Institutional Class.

        As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received aggregate fees in the following amounts:


                                               Fiscal Year Ended December 31,
--------------------------------------------------------------------------------
Fees                                         2001           2000          1999
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
12b-1 Fee - Class A Shares                    $2,426,891    $4,468,941    $4,108,483
-------------------------------------------------------------------------------------
12b-1 Fee and Shareholder Servicing
Fee - Class B Shares                          $3,086,653    $5,518,212    $3,571,656
-------------------------------------------------------------------------------------
12b-1 Fee and Shareholder Servicing
Fee - Class C Shares                          $  598,306    $  988,734    $  412,375
-------------------------------------------------------------------------------------



        Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for each class of Shares (except the Institutional Class) (the `Plans'). Under the Plans, the Fund pays a fee to ICC Distributors for distribution and other shareholder service assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fees to Participating Dealers and Shareholder Service Agents. The Plans remain in effect from year to year thereafter as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.

        In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time upon sixty days' notice, in either case without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Shares of the related class (as defined under `Capital Stock').

        During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to broker-dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

        If a Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans for the last three fiscal years, the Fund's distributor paid the distribution related expenses of the related classes including one or more of the following: printing and mailing of prospectuses to other than current shareholders and compensation to dealers and sales personnel.

         The Fund's distributor received commissions on the sale of Class A Shares and contingent deferred sales charges on the Class B and Class C Shares and from such commissions and sales charges retained the following amounts:


------------------------------------------------------------------------------------------------------------------
                                                       Fiscal Year Ended December 31,
------------------------------------------------------------------------------------------------------------------
                                     2001                           2000                          1999
------------------------------------------------------------------------------------------------------------------
Class                     Received         Retained      Received         Retained     Received         Retained
------------------------------------------------------------------------------------------------------------------

Class A Commissions       $932,753         $0            $906,862         $0           $3,858,037       $0
------------------------------------------------------------------------------------------------------------------
Class B Contingent
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Deferred Sales Charge    $1,798,872        $0         $1,377,702      $0           $5,740,396       $0
-----------------------------------------------------------------------------------------------------------

Class C Contingent
Deferred Sales Charge    $   83,439        $0         $  131,541      $0           $  391,351       $0
-----------------------------------------------------------------------------------------------------------

     The Fund will pay all costs associated with its organization and registration under the Securities Act of 1933 and the 1940 Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICCC, ABIM, or ICC Distributors.

     The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

BROKERAGE

     ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICCC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates, and ICC Distributors.

     In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security, although in some cases they may include a commission-like charge. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal.

     If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

     ABIM's primary consideration in effecting securities transactions is to seek to obtain best price and execution of orders on an overall basis. As described below, ABIM may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM in servicing its clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. The research and statistical services received supplement ABIM's research and analysis and therefore, may tend to benefit the Fund and ABIM's other clients. Generally, the Advisor will not, except to the extent permitted by SEC interpretations, pay commissions or other remuneration on the over-the-counter transactions, but there may be instances where it is appropriate to do so. With the introduction of decimal pricing, the bid and ask spreads are narrowing, and market makers who also sell research services may include commissions as compensation for research services, as they customarily do for listed trades. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers (other than affiliates of the Advisors) higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of Shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid to affiliates of the Advisors must be `reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC and ABIM to furnish reports and to maintain records in connection with such reviews.

     ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

     ABIM directed transactions to broker-dealers and paid related commissions because of brokerage or research services in the following amounts:

        -----------------------------------------------------------------------------------------
                                                    Fiscal Year Ended December 31,
        -----------------------------------------------------------------------------------------
                                            2001                 2000                  1999
        -----------------------------------------------------------------------------------------
         Transactions Directed          $526,507,623         $470,266,913         $931,691,059
        -----------------------------------------------------------------------------------------
         Commissions Paid               $  1,180,107         $    696,534         $  1,135,899
        -----------------------------------------------------------------------------------------


     For the fiscal year ended December 31, 2001, the Fund paid commissions to DBSI and its affiliates in the aggregate amount of $0. For the fiscal years ended December 31, 2000 and December 31, 1999, the Fund paid commissions to DBSI and its affiliates in the aggregate amount of $0 and $7,200, respectively. The Fund is required to identify any securities of its `regular brokers or dealers' (as such term is defined in the 1940 Act) that the Fund has acquired during its most recent fiscal year. As of December 31, 2001, the Fund did not hold any securities of its regular brokers or dealers.

CAPITAL STOCK

     Under the Fund's Articles of Incorporation, the Fund authorized Shares of capital stock, with a par value of $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

     The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time. The Fund currently has one Series and the Board has designated four classes of
Shares: Flag Investors Communications Fund Class A Shares, Flag Investors Communications Fund Class B Shares, Flag Investors Communications Fund Class C Shares and Flag Investors Communications Fund Institutional Class. In the event separate series are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. In general, each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable services fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

     Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

     As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

     Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company (`Deutsche Bank Trust') c/o BTNY Services, Inc. 100 Plaza One Jersey City, New Jersey 07311, has been retained to act as custodian of the Fund's investments. Deutsche Bank Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Deutsche Bank Trust and the Fund. For the fiscal year ended December 31, 2001, Deutsche Bank Trust was paid $72,725 as compensation for providing custody services to the Fund and Portfolio. Investment Company Capital Corp. has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICCC up to $16.67 per account per year, plus reimbursement for out-of-pocket expenses. For the fiscal year ended December 31, 2001, ICCC received transfer agency fees of $2,551,542.

     ICCC also provides certain accounting services to the Fund under a Master Services Agreement between the Fund and ICCC. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

        Average Daily Net Assets               Incremental Annual Accounting Fee
        ------------------------               ---------------------------------

$          0         -  $     10,000,000              $13,000(fixed fee)
$ 10,000,000         -  $     20,000,000                    0.100%
$ 20,000,000         -  $     30,000,000                    0.080%
$ 30,000,000         -  $     40,000,000                    0.060%
$ 40,000,000         -  $     50,000,000                    0.050%
$ 50,000,000         -  $     60,000,000                    0.040%
$ 60,000,000         -  $     70,000,000                    0.030%
$ 70,000,000         -  $    100,000,000                    0.020%
$100,000,000         -  $    500,000,000                    0.015%
$500,000,000         -  $  1,000,000,000                    0.005%
over $1,000,000,000                                         0.001%

     In addition, the Fund reimburses ICCC for certain out-of-pocket expenses.

     As compensation for providing accounting services to the Fund for the fiscal year ended December 31, 2001, ICCC received fees of $186,080.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, are independent accountants to the Fund.

LEGAL MATTERS

     Morgan, Lewis & Bockius LLP serves as counsel to the Fund.

PERFORMANCE INFORMATION

     The Fund calculates total return separately for each class of its shares. Each class of Shares is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise any type of performance information permitted by applicable regulations, including the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

Average Annual Total Returns (Before Taxes)

     The Fund, when advertising average annual total return before taxes for a class of its Shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

P (1 + T)/n/ = ERV
Where:
P  =        hypothetical initial payment of $1,000;
T  =        average annual total return;
n  =        period covered by the computation, expressed in years;
ERV =       ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

     The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

Average Annual Total Returns (After Taxes on Distributions)

     The Fund, when advertising average annual total return after taxes on distributions for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)/n/ = ATV\\D\\
Where:
P =         hypothetical initial payment of $1,000;
T =         average annual total return (after taxes on distributions);
n =         period covered by the computation, expressed in years;
ATV\\D\\=   ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

     The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending value (variable `ATVD' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non recurring charges and the applicable deferred sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

         The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

         The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Returns (After Taxes on Distributions and Redemption)


         The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its Shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

P (1 + T)/n/ = ATV\\DR\\
Where:
P  =              hypothetical initial payment of $1,000;
T  =              average annual total return (after taxes on distributions and redemption);
n  =              period covered by the computation, expressed in years;
ATV\\DR\\ =       ending value of a hypothetical $1,000 payment made at the
                  beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

         The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

         The Fund calculates the taxes due on any distributions as described above under `Average Annual Total Returns (After Taxes on Distributions)'.

         The ending value (variable `ATVDR' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges ,the applicable deferred sales charge, and capital gains taxes resulting from the redemption and by adding the tax benefit from capital losses at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

         The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for Shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that Shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Aggregate Total Returns (Before Taxes)

         The Fund, when advertising aggregate total return before taxes for a class of its Shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

    Aggregate Total Return =    [(ERV)     -1]
                             -----------
                                  P

Where:
P =           hypothetical initial payment of $1,000;
ERV =         ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

         The calculation for aggregate total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date; (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's Shares); and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable `ERV' in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable deferred sales charge at the end of the measuring period.

Other Non-Standardized Total Return Calculations

         The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of Shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in Shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in Shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost.

As of December 31, 2001
---------------------------------------------------------------------------------------------------------------
                                         1 Year            5 Years         10 Years         Since Inception/1/
---------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (Before
Taxes)
---------------------------------------------------------------------------------------------------------------
Class A Shares                           (33.42)%          10.05%          11.76%           14.64%
---------------------------------------------------------------------------------------------------------------
Class B Shares                           (33.58)%          10.20%          N/A              13.69%
---------------------------------------------------------------------------------------------------------------
Class C Shares                           (30.79)%          N/A             N/A              (2.22)%
---------------------------------------------------------------------------------------------------------------
Institutional Class                      (29.39)%          N/A             N/A              1.12%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (After
Taxes on Distributions)
---------------------------------------------------------------------------------------------------------------
Class A Shares                           (33.42)%          8.23%           9.72%            11.91%
---------------------------------------------------------------------------------------------------------------
Class B Shares                           (33.58)%          8.44%           N/A              11.60%
---------------------------------------------------------------------------------------------------------------
Class C Shares                           (30.79%           N/A             N/A              (3.74)%
---------------------------------------------------------------------------------------------------------------
Institutional Class                      (29.39)%          N/A             N/A              (0.43)%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (After
Taxes on Distributions and Redemption)
---------------------------------------------------------------------------------------------------------------
Class A Shares                           (20.35)%          8.59%           9.52%            11.62%
---------------------------------------------------------------------------------------------------------------
Class B Shares                           (20.45)%          8.81%           N/A              11.43%
---------------------------------------------------------------------------------------------------------------
Class C Shares                           (18.75)%          N/A             N/A              (0.96)%
---------------------------------------------------------------------------------------------------------------
Institutional Class                      (17.90)%          N/A             N/A              1.56%
---------------------------------------------------------------------------------------------------------------
Aggregate Total Returns (Before Taxes)
---------------------------------------------------------------------------------------------------------------
Class A Shares                           (29.54)%          70.83%          221.76%          1,130.09%
---------------------------------------------------------------------------------------------------------------
Class B Shares                           (30.09)%          64.49%          N/A              145.25%
---------------------------------------------------------------------------------------------------------------
Class C Shares                           (30.09)%          N/A             N/A              (6.89)%
---------------------------------------------------------------------------------------------------------------
Institutional Class                      (29.39)%          N/A             N/A              4.07%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return at Net
Asset Value
---------------------------------------------------------------------------------------------------------------
Class A Shares                           (29.54)%          11.30%          12.40%           15.00%
---------------------------------------------------------------------------------------------------------------
Class B Shares                           (30.09)%          10.47%          N/A              13.69%
---------------------------------------------------------------------------------------------------------------
Class C Shares                           (30.09)%          N/A             N/A              (2.22)%
---------------------------------------------------------------------------------------------------------------
Institutional Class                      (29.39)%          N/A             N/A              1.12%
---------------------------------------------------------------------------------------------------------------



/1/  Inception Dates:  Class A Shares - January 18, 1984.
     Class B Shares - January 3, 1995.
     Class C Shares - October 28, 1998.
     Institutional Class - June 4, 1998.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding US Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended December 31, 2001 and December 31, 2000, the Fund's portfolio turnover rate was 14% and 15%, respectively. The portfolio turnover rates include the purchase and sale of securities of the Fund as a stand-alone fund in addition to the activity of the Communications Portfolio (as part of the master-feeder structure).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To Fund management's knowledge, the Directors and Officers of the Fund as a group (12 persons) beneficially owned less than 1% of the Fund's total outstanding Shares, as of April 5, 2002*. To Fund management's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of the Fund, as of April 5, 2002. Fund management believes that most of the Shares referred to below are held by the persons indicated for their fiduciary, agency or custodial customers.

  Name and Address                                Percentage Owned
  ----------------                                ----------------
  Deutsche Bank Securities Inc.            78.96% of Institutional Class
  FBO 650-10788-17
  PO Box 1346
  Baltimore MD 21203-1346
  RBC Dain Rauscher
  FBO Rath Foundation                       9.88% of Institutional Class
  James Dodson Director
  3140 Box Canyon Rd.
  Santa Ynez CA 93460-9753



     *As of such date, to Fund management's knowledge, DBSI beneficially owned less than 1% of such shares.

FINANCIAL STATEMENTS

     The Fund furnishes shareholders with semi-annual and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements.

     The financial statements for the Fund and the Portfolio, including notes thereto and the report of PricewaterhouseCoopers LLP for the Fund for the fiscal year ended December 31, 2001 are incorporated herein by reference to the Fund's Annual Report dated December 31, 2001. The Fund's Annual Report to Shareholders of Flag Investors Communications Fund, Inc. dated December 31, 2001, is on file with the SEC.

                                   APPENDIX A

                             CORPORATE BOND RATINGS

 Standard & Poor's Bond Ratings

        AAA - The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

        AA - Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the higher rated issues only in small degree.

        A - Strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        BBB - Regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

        BB, B, CCC, CC and C - Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

        C - This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

        D - In payment default. The D rating category is used when interest payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's Bond Ratings

        Aaa - Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as `gilt edge.' Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Judged to be of high quality by all standards. Together with the Aaa group, comprise what are generally known as high grade bonds. Rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

        A - Possess many favorable investment attributes and are to be considered as upper- medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

        Baa - Considered as medium-grade obligations, that is, neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate; and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

        Caa - Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Represent obligations that are speculative in a high degree. Often in default or have other marked shortcomings.

        C - The lowest rated class of bonds. Can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C. OTHER INFORMATION
Item 23. Exhibits

(a)(1) Articles of Incorporation incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

(a)(2) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on September 13, 1990 incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

(a)(3) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on December 27, 1993 incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

(a)(4) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on November 18, 1994 incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

(a)(5) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on January 20, 1998 (adding the Flag Investors Institutional Shares) incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000501) on February 27, 1998.

(a)(6) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on September 29, 1998 (adding the Flag Investors Class C Shares), incorporated by reference to Post-Effective Amendment 22 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000307) on February 26, 1999.

(a)(7) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on November 19, 1998, incorporated by reference to Post-Effective Amendment 22 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000307) on February 26, 1999.

(a)(8) Articles of Amendment, as filed with the Maryland Department of Assessments and Taxation on November 20, 1998, incorporated by reference to Post-Effective Amendment 22 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000307) on February 26, 1999.

(a)(9) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on October 5, 1999, incorporated by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR on April 24, 2000.

(a)(10) Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on July 27, 2001, filed herewith.

(b) By-Laws, as amended through February 12, 2001, filed herewith.

(c) Instruments Defining Rights of Security Holders incorporated by reference to
    Exhibit 1 (Articles of Incorporation), as amended to date to Post-Effective Amendments Nos. 19 and 21 to Registrant's Registration Statement (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession Nos. 950116-96-000068 and 950116-98-000501,
    respectively) on February 8, 1996 and February 27, 1998 and Exhibit 2 (By-Laws) as amended to date, to Post-Effective Amendment No. 20 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000792) on April 28, 1997.

(d)(1) Registrant's Investment Advisory Agreement dated September 1, 2000, incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-01-500067) on April 27, 2001.

(d)(2) Registrant's Sub-Advisory Agreement dated June 4, 1999, incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-00-001008) on April 28, 2000.

(d)(3) Amendment dated September 1, 2000 to Registrant's Sub-Advisory Agreement, filed herewith.

(d)(4) Form of Amendment to Registrant's Sub-Advisory Agreement, filed herewith.

(d)(5) Form of Registrant's Fee Waiver Agreement between Registrant and Investment Company Capital Corp. dated May 1, 2002, filed herewith.

(e)(1) Distribution Agreement dated as of August 31, 1997 between Registrant and ICC Distributors, Inc. incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000501) on February 27, 1998.

(e)(2) Amended Appendix A dated February 16, 2000 to Registrant's Distribution Agreement, filed herewith.

(f) None.

(g) Custodian Agreement between Registrant and Bankers Trust Company dated
    June 5, 1998, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336) filed with the Securities and Exchange Commission via EDGAR (Accession No. 95016-99-000307) on February 26, 1999.

(h)(1) Group Purchase Plan Application incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

(h)(2) Registrant's Securities Lending Agreement between Registrant and Deutsche Bank AG dated September 25, 2001, filed herewith.

(h)(3) Registrant' Subscription Agreement among Registrant, Deutsche Bank AG and ICC Distributors Inc. dated September 25, 2001, filed herewith.

(h)(4) Registrant's License Agreement between Registrant and Deutsche Banc Alex. Brown LLC dated September 1,2000 as amended through May 1, 2001, filed herewith.

(h)(5) Registrant's Master Services Agreement dated September 1, 2000 as amended through March 28, 2001 incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-01-50067) on April 27, 2001.

(h)(6) Appendix I dated July 6, 2001 to Master Services Agreement dated September 1, 2000, filed herewith.

(i) Opinion of Counsel, filed herewith.

(j)(1) Consent of PricewaterhouseCoopers LLP, filed herewith.

(j)(2) Consents to being named as Director incorporated by reference to Exhibit
   (11)(b) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

(k) None.

(l) Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

(m)(1) Distribution Plan incorporated by reference to Exhibit (15)(a) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

(m)(2) Distribution Plan with respect to the Flag Investors Telephone Income Fund Class B Shares incorporated by reference to Exhibit (15)(c) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

(m)(3) Amended Distribution Plan (Flag Investors Class A Shares) incorporated by reference to Exhibit (15)(d) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000501) on February 27, 1998.

(m)(4) Amended Distribution Plan (Flag Investors Class B Shares) incorporated by reference to Exhibit (15)(e) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000501) on February 27, 1998.

(m)(5) Distribution Plan (Flag Investors Class C Shares) incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 22 on Form N-1A (Registration No. 2-87336) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000307) on February 26, 1999.

(n) Not applicable.

(o)(1) Rule 18f-3 Plan incorporated by reference to Exhibit (18)(a) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000068) on February 8, 1996.

(o)(2) Amended Rule 18f-3 Plan, as amended through March 26, 1997 incorporated by reference to Exhibit (18)(b) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000792) on April 28, 1997.

(o)(3) Amended Rule 18f-3 Plan, incorporated by reference to Exhibit (o)(3) to Post-Effective Amendment 22 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-99-000307) on February 26, 1999.

(o)(4) Rule 18f-3 Plan, as amended through June 26, 2001, filed herewith.

(p)(1) Deutsche Asset Management Code of Ethics, incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (Registration No. 2-87336) filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-01-500067) on April 27, 2001.

(p)(2) Alex. Brown Investment Management Code of Ethics, as amended through April 2002, filed herewith.

(p)(3) Flag Funds Consolidated Code of Ethics dated June 1, 2000, as amended through September 25, 2001, filed herewith.

(q) Powers of Attorney, filed herewith.


Item 24. Persons Controlled by or under Common Control with Registrant.
         None.

Item 25. Indemnification.

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit (a) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisor.

Investment Company Capital Corp. serves as investment advisor and Alex. Brown Investment Management serves as sub-advisor to the Fund. During the past two fiscal years, no director or officer of Investment Company Capital Corp., and no partner of Alex. Brown Investment Management, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27. Principal Underwriters.

(a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment advisor.

ICC Distributors, Inc., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Institutional Funds, BT Investment Funds, BT Pyramid Mutual Funds, Cash Management Portfolio, Treasury Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Capital Appreciation Portfolio, Asset Management Portfolio, BT Investment Portfolios, Deutsche Bank Alex. Brown Cash Reserve Fund, Inc. (formerly known as Deutsche Banc Alex. Brown Cash Reserve Fund, Inc.), Flag Investors Communications Fund, Inc., Emerging Growth Fund, Inc. (formerly, Flag Investors Emerging Growth Fund, Inc.), Short-Intermediate Income Fund, Inc. (formerly, Flag Investors Short-Intermediate Income Fund, Inc.), Flag Investors Value Builder Fund, Inc., Real Estate Securities Fund, Inc. (formerly, Flag Investors Real Estate Securities Fund, Inc.), Flag Investors Equity Partners Fund, Inc., Flag Investors Series Funds, Inc., Deutsche Investors Funds, Inc. (formerly, Flag Investors Funds, Inc., and prior thereto, Deutsche Funds, Inc.), Deutsche Investors

Portfolios Trust (formerly, Flag Investors Portfolios Trust, and prior thereto, Deutsche Portfolios) and Morgan Grenfell Investment Trust.

(b) Provide the information with respect to each director, officer or partner of each principal underwriter named in answer to Item 21.

----------------------------------------------------------------------------------------------------------
Names and Principal Business       Position and Offices with        Position and Offices with
Addresses*                         Principal Underwriter            Registrant
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
John Y. Keffer                     President and Director           None
----------------------------------------------------------------------------------------------------------
David R. Keffer                    Director                         None
----------------------------------------------------------------------------------------------------------
Ronald H. Hirsch                   Treasurer                        None
----------------------------------------------------------------------------------------------------------
Nanette K. Chern                   Chief Compliance Officer         None
----------------------------------------------------------------------------------------------------------
David I. Goldstein                 Secretary                        None
----------------------------------------------------------------------------------------------------------
Benjamin L. Niles                  Vice President                   None
----------------------------------------------------------------------------------------------------------
Frederick Skillin                  Assistant Treasurer              None
----------------------------------------------------------------------------------------------------------
Dana A. Lukens                     Assistant Secretary              None
----------------------------------------------------------------------------------------------------------

* Two Portland Square
  Portland, Maine 04101

(c) Not Applicable.

Item 28. Location of Accounts and Records.

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act [15 U.S.C. 80a-30(a)] and the Rules [17 CFR 270.31a-1 to 31a-3]
thereunder.

Investment Company Capital Corp., Registrant's investment advisor, administrator, transfer agent, dividend disbursing agent and accounting services provider, One South Street, Baltimore, Maryland 21202, maintains physical possession of each such account, book or other document of the Fund, except for those maintained by Alex. Brown Investment Management, Registrant's sub-advisor, One South Street, Baltimore, Maryland 21202, by Registrant's distributor, ICC Distributors, Inc., Two Portland Square, Portland, Maine 04101, or by the Registrant's custodian, Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company), c/o BTNY Services, Inc., 100 Plaza One, Jersey City, New Jersey 07311.

Item 29. Management Services.

Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

See Exhibit (h)(5).

Item 30. Undertakings.

Furnish the following undertakings in substantially the following form in all initial Registration Statements filed under the 1933 Act:

Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, FLAG INVESTORS COMMUNICATIONS FUND, INC., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 29 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, in the State of Maryland, on the 30th day of April, 2002.

                                 Flag Investors Communications Fund, Inc.
                                 By:    /s/ Richard T. Hale*
                                        --------------------
                                        Richard T. Hale
                                        President and Director

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

NAME                                TITLE
By: /s/ Truman T. Semans*           Chairman and               April 30, 2002
   ----------------------                                      --------------
    Truman T. Semans                Director                   Date

/s/ Richard R. Burt*                Director                   April 30, 2002
--------------------                                           --------------
Richard R. Burt                                                Date

/s/ Joseph R. Hardiman*             Director                   April 30, 2002
-----------------------                                        --------------
Joseph R. Hardiman                                             Date

/s/ Richard T. Hale*                Director                   April 30, 2002
--------------------                                           --------------
Richard T. Hale                                                Date

/s/ Louis E. Levy*                  Director                   April 30, 2002
------------------                                             --------------
Louis E. Levy                                                  Date

/s/ Eugene J. McDonald*             Director                   April 30, 2002
-----------------------                                        --------------
Eugene J. McDonald                                             Date

/s/ Rebecca W. Rimel*               Director                   April 30, 2002
---------------------                                          --------------
Rebecca W. Rimel                                               Date

/s/ Carl W. Vogt, Esq.*             Director                   April 30, 2002
-----------------------                                        --------------
Carl W. Vogt                                                   Date

/s/ Robert H. Wadsworth*            Director                   April 30, 2002
------------------------                                       --------------
Robert H. Wadsworth                                            Date

/s/ Charles A. Rizzo*               Chief Financial and        April 30, 2002
---------------------                                          --------------
Charles A. Rizzo                    Accounting Officer         Date

*By: /s/Daniel O. Hirsch            Attorney-in-Fact           April 30, 2002
     -------------------                                       --------------
     Daniel O. Hirsch                                          Date
     By Power of Attorney

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the FLAG COMPLEX on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of each Fund in the FLAG COMPLEX on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.